                                                              NUVEEN Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds

                          ------------------------------------------------------
                          ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]

INVEST WELL

LOOK AHEAD


LEAVE YOUR MARK/SM/


                          Georgia Municipal Bond Fund
                         Louisiana Municipal Bond Fund
                      North Carolina Municipal Bond Fund
                         Tennessee Municipal Bond Fund

    Contents

 1  Dear Shareholder
 3  Nuveen Flagship Georgia Municipal Bond Fund
 6  Nuveen Flagship Louisiana Municipal Bond Fund
10  Nuveen Flagship North Carolina Municipal Bond Fund
13  Nuveen Flagship Tennessee Municipal Bond Fund
16  Portfolio of Investments
34  Statement of Net Assets
36  Statement of Operations
37  Statement of Changes in Net Assets
39  Notes to Financial Statements
44  Financial Highlights
48  Report of Independent Public Accountants
49  Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder


[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000





ANNUAL REPORT  page 2

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Georgia Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced borrowings. While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many municipal issuers in the state.

     Georgia remained one of the fastest growing states in the nation thanks to robust growth in Atlanta and the surrounding areas, which accounted for about 70% of the state's job creation and population growth. The Atlanta metropolitan area also began to attract venture capital and high-tech firms. The state's employment grew about twice as fast as for the nation as a whole, while unemployment was lower than the national average. The state's investments in port facilities in Savannah enabled Georgia to compete with surrounding port facilities in Louisiana and Florida.

Q How did Nuveen Flagship Georgia Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship Georgia Municipal Bond Fund generated a 12-month total return on net asset value of -4.05%, compared to the -2.97% total return posted by the Lipper Georgia Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -1.42%.**

  "Georgia remained one of the fastest growing states in the nation thanks to robust growth in Atlanta and the surrounding areas."

* The Lipper Peer Group return represents the average annualized total return of the 34 funds in the Lipper Georgia Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at anytime without notice.

                                                           ANNUAL REPORT  page 3

GEORGIA

Top Five Sectors
------------------------------------
Tax Obligation (Limited)        22%
------------------------------------
Housing (Multifamily)           17%
------------------------------------
U.S. Guaranteed                 12%
------------------------------------
Healthcare                       9%
------------------------------------
Water and Sewer                  8%
------------------------------------
As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

GEORGIA

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed........67%
AA................11%
A.................14%
BBB................6%
NR.................2%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's Georgia-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their fund to other Georgia funds as well as to a national benchmark.

Q What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also help enhance the fund's tax efficiency, as some sales generated tax losses that can be used to offset any realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them. Even after these recent purchases, the fund's overall credit quality remained high, with nearly 67% of the portfolio in AAA/U.S. Guaranteed bonds as of May 31, 2000.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multi-family housing sectors. A good example is non-rated bonds issued by Ty Cobb Healthcare. Our healthcare expertise allowed us to see beyond the lack of ratings and focus on the consistent track record of the hospital's management. We also identified some attractive high-yielding opportunities in the public power sector.

Q What is your outlook for Nuveen Flagship Georgia Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

***The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

------------------------------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------------------------------
                                             A Shares          B Shares        C Shares        R Shares

NAV                                           $ 10.01           $ 10.02         $  9.99         $  9.98
------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                      $0.0440           $0.0375         $0.0390         $0.0455
------------------------------------------------------------------------------------------------------------
Fund Symbol                                     FGATX               N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
CUSIP                                       67065P501         67065P600       67065P709       67065P808
------------------------------------------------------------------------------------------------------------
Inception Date                                   3/86              2/97            1/94            2/97
------------------------------------------------------------------------------------------------------------

*Paid June 1, 2000

------------------------------------------------------------------------------------------------------------
Total Returns as of 5/31/00+
------------------------------------------------------------------------------------------------------------
                                        A Shares                     B Shares       C Shares    R Shares
                                          NAV        Offer     w/o CDSC    w/CDSC      NAV         NAV
1-Year                                   -4.05%     -8.05%      -4.79%    -8.42%     -4.61%      -3.89%
------------------------------------------------------------------------------------------------------------
1-Year TER*                              -1.42%     -5.53%      -2.56%    -6.20%     -2.28%      -1.15%
------------------------------------------------------------------------------------------------------------
5-Year                                    4.48%      3.58%       3.79%     3.62%      3.91%       4.57%
------------------------------------------------------------------------------------------------------------
5-Year TER*                               7.34%      6.42%       6.27%     6.12%      6.47%       7.51%
------------------------------------------------------------------------------------------------------------
10-Year                                   6.17%      5.72%       5.69%     5.69%      5.57%       6.21%
------------------------------------------------------------------------------------------------------------
10-Year TER*                              9.28%      8.82%       8.54%     8.54%      8.37%       9.37%
------------------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

------------------------------------------------------------------------------------------------------------
Total Returns as of 3/31/00+
------------------------------------------------------------------------------------------------------------
                                        A Shares                   B Shares         C Shares    R Shares
                                    NAV          Offer     w/o CDSC       w/CDSC       NAV         NAV
1-Year                            -3.16%        -7.23%      -3.81%        -7.48%     -3.72%      -2.90%
------------------------------------------------------------------------------------------------------------
5-Year                             5.43%         4.53%       4.77%         4.60%      4.86%       5.52%
------------------------------------------------------------------------------------------------------------
10-Year                            6.47%         6.02%       6.00%         6.00%      5.87%       6.51%
------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

------------------------------------------------------------------------------------------------------------
Tax-Free Yields as of 5/31/00
------------------------------------------------------------------------------------------------------------
                                           A Shares             B Shares       C Shares         R Shares
                                       NAV          Offer       w/o CDSC           NAV             NAV
Distribution Rate*                    5.27%         5.05%          4.49%          4.68%           5.47%
------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                      3.81%         3.65%          3.06%          3.25%           4.00%
------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield              5.86%         5.62%          4.71%          5.00%           6.15%
------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

------------------------------------------------------------------------------------------------------------
Index Comparison.
------------------------------------------------------------------------------------------------------------

                         [MOUNTAIN CHART APPEARS HERE]

                           SEE PLOT POINTS ATTACHED

                                                                  Lehmon
                  Nuveen Flagship         Nuveen Flagship        Brothers
                 Georgia Municipal       Georgia Municipal       Municipal
                 Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
5/1990               $ 9,580                 $10,000              $10,000
5/1991                10,527                  10,989               11,008
5/1992                11,455                  11,957               12,089
5/1993                12,695                  13,252               13,536
5/1994                12,929                  13,496               13,870
5/1995                14,004                  14,618               15,133
5/1996                14,429                  15,062               15,825
5/1997                15,783                  16,474               17,137
5/1998                17,580                  18,351               18,746
5/1999                18,166                  18,963               19,622
5/2000                17,434                  18,198               19,453

Nuveen Flagship Georgia Municipal Bond Fund (Offer) $17,434
Nuveen Flagship Georgia Municipal Bond Fund (NAV) $18,198
Lehman Brothers Municipal Bond Index $19,453

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

------------------------------------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------------------------------------
Total Net Assets                   $136.8 million
------------------------------------------------------------------------------------------------------------
Average Effective Maturity            21.92 years
------------------------------------------------------------------------------------------------------------
Average Duration                             8.96
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of class will differ. For additional information, please see the fund prospectus.


                                                           ANNUAL REPORT  page 5

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

* The Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper Louisiana Municipal Debt Category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at anytime without notice.

Nuveen Flagship Louisiana Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q  During the fund's fiscal year ended May 31, 2000, the Federal Reserve (the
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the allure of the stock market and technology stocks in particular attracted many investor dollars. How did municipal bonds react to this environment during the period?

MIKE The Fed's six interest rate hikes since June 1999 sent rates soaring and bond prices plummeting. An unexpected rally in U.S. Treasury bonds at the end of 1999 after the government announced an unprecedented buyback of U.S. Treasury bonds diverted attention away from municipal bonds.

      On top of that, the stock market has been making headlines on a regular basis, taking more investor dollars. All of this combined to decrease demand for municipal bonds--at least until later in the first quarter of 2000--as the bear market took hold. When extreme volatility hit the stock market beginning in January, demand for municipal bonds did pick up a bit. Investors recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q Performance numbers reveal the improvement in municipals. The fund recorded a total return on net asset value of -4.82% over the fiscal year ended May 31, 2000, in line with its Lipper peer group average*, which reported a -4.11% total return. But the year-to-date figures are positive: The fund returned 1.63%, and the Lipper peer group returned 1.65%, on average. Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE We don't try to make market calls like that. We focus on trying to maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

ANNUAL REPORT  page 6

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price--you also want attractive yields, which move in the opposite direction of bond prices. The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities-- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100. At the fiscal year-end, the average bond price in the fund was in the mid-$80s.

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

MIKE The fund, as we would expect, underperformed Lehman's national index.** Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Louisiana-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Louisiana fund to other Louisiana funds as well as to a national benchmark.

Q What were some of those measures you've taken to position the fund for the next market cycle?

MIKE "Tax-loss selling" was a huge part of what worked well for the fund in this market. This involves selling bonds at a loss, which can help offset any capital gains the fund may realize (which are taxable to shareholders) now or in any of the next eight years.

      We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent the price from increasing, as fewer investors would be interested in buying it. Since rates are high and demand was weak, bonds with good call protection could be had at attractive prices. As of May 31, 2000, about four percent of the fund's bonds were callable before 2001.

      We found many opportunities to pick up additional yield in the Louisiana municipal market over the year. An issue in the secondary market provided both a gain in yield and an increase in call protection. And, selling an issue scheduled to be called in August of this year provided proceeds to purchase bonds issued by the University of Louisiana for the Cajundome.

"...selling an issue scheduled to be called in August of this year provided proceeds to purchase bonds issued by the University of Louisiana for the Cajundome."

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 7

LOUISIANA

Top Five Sectors

Tax Obligation (Limited)  21%
-----------------------------
Healthcare                20%
-----------------------------
Housing (Single Family)   12%
-----------------------------
Tax Obligation (General)  10%
-----------------------------
U.S. Guaranteed           10%
-----------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

LOUISIANA

Bond Credit Quality

[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed...... 63%
AA.......................  4%
A........................ 16%
BBB...................... 17%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q Are these strategies measures that investors could practically use on their own with individual bonds?

MIKE Probably not. The amount of research involved, plus the transaction costs to individuals trading in a bond market that deals in very large blocks, would make it difficult to impossible for an individual to use these strategies at all.

      As a large institutional investor, Nuveen has the ability to trade in large blocks and even to negotiate the terms of an entire issue of municipal bonds. Some very attractive bond issues never even make it to the retail market. This is particularly important in a state like Louisiana, where new issuance was down more than twice as much as the overall national market, and the available bond options were extremely limited over the past year.

Q  What is your outlook for the fund for the coming months?

MIKE We feel that the influence of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. In Louisiana's weak economy, where consumer confidence is already hurting, fixed income may look even more attractive.

      We believe the fund's long duration--a measure of interest rate sensitivity--positions the fund to recapture lost net asset value should the municipal bond market rally.

ANNUAL REPORT  page 8

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000


Quick Facts

                             A Shares     B Shares     C Shares     R Shares
NAV                            $10.27       $10.27       $10.26       $10.27
----------------------------------------------------------------------------
Latest Monthly Dividend*      $0.0455      $0.0390      $0.0405      $0.0470
----------------------------------------------------------------------------
Fund Symbol                     FTLAX          N/A        FTLCX          N/A
----------------------------------------------------------------------------
CUSIP                       67065P881    67065P873    67065P865    67065P857
----------------------------------------------------------------------------
Inception Date                   9/89         2/97         2/94         2/97
----------------------------------------------------------------------------

*Paid June 1, 2000


Total Returns as of 5/31/00(+)

                     A Shares            B Shares         C Shares    R Shares
                  NAV      Offer    w/o CDSC    w/CDSC       NAV         NAV
1-Year          -4.82%    -8.83%     -5.55%     -9.16%     -5.36%      -4.73%
------------------------------------------------------------------------------
1-Year TER*     -2.27%    -6.39%     -3.38%     -7.00%     -3.09%      -2.08%
------------------------------------------------------------------------------
5-Year           4.45%     3.56%      3.75%      3.58%      3.87%       4.58%
------------------------------------------------------------------------------
5-Year TER*      7.20%     6.29%      6.14%      5.98%      6.33%       7.41%
------------------------------------------------------------------------------
10-Year          6.75%     6.30%      6.26%      6.26%      6.17%       6.82%
------------------------------------------------------------------------------
10-Year TER*     9.77%     9.30%      9.03%      9.03%      8.89%       9.88%
------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).


Total Returns as of 3/31/00(+)

               A Shares             B Shares         C Shares    R Shares
             NAV      Offer    w/o CDSC    w/CDSC       NAV         NAV
1-Year     -3.59%    -7.60%     -4.24%     -7.90%     -4.04%      -3.40%
-------------------------------------------------------------------------
5-Year      5.52%     4.62%      4.82%      4.65%      4.94%       5.65%
-------------------------------------------------------------------------
10-Year     7.07%     6.62%      6.59%      6.59%      6.49%       7.14%
-------------------------------------------------------------------------

(+)Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                              A Shares        B Shares    C Shares    R Shares
                             NAV     Offer    w/o CDSC       NAV         NAV
Distribution Rate*          5.32%    5.09%      4.56%       4.74%       5.49%
------------------------------------------------------------------------------
SEC 30-Day Yield            4.27%    4.09%      3.53%       3.73%       4.47%
------------------------------------------------------------------------------
Taxable Equivalent Yield    6.47%    6.20%      5.35%       5.65%       6.77%
------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

                                                          Lehman
            Nuveen Flagship        Nuveen Flagship       Brothers
          Louisiana Municipal    Louisiana Municipal    Municipal
           Bond Fund (Offer)       Bond Fund (NAV)      Bond Index
5/1990          $ 9,580                $10,000            $10,000
5/1991           10,678                 11,146             11,008
5/1992           11,782                 12,298             12,089
5/1993           13,323                 13,907             13,536
5/1994           13,557                 14,151             13,870
5/1995           14,805                 15,454             15,133
5/1996           15,510                 16,190             15,825
5/1997           16,963                 17,707             17,137
5/1998           18,639                 19,457             18,746
5/1999           19,334                 20,182             19,622
5/2000           18,401                 19,208             19,453

Nuveen Flagship Louisiana Municipal Bond Fund (Offer) $18,401
Nuveen Flagship Louisiana Municipal Bond Fund (NAV) $19,208
Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets     $114.8 million
-----------------------------------
Average Effective
Maturity                21.71 years
-----------------------------------
Average Duration               9.39
-----------------------------------


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.


Nuveen Flagship North Carolina Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities--including municipals--was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply, as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings.

     While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many North Carolina municipal issuers. The state continued to be one of the fastest growing in the nation, with employment gains in the high-tech, financial services, retail and construction sectors. As a result, the state's unemployment rate fell to 3.0% versus the national average of 4.1%.


Q How did Nuveen Flagship North Carolina Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship North Carolina Municipal Bond Fund generated a 12-month total return on net asset value of -3.81%, compared to the -3.03% total return posted by the Lipper North Carolina Municipal Debt Peer Group*. The fund's one-year taxable equivalent total return, for investors in a 36.5% combined federal and state income tax bracket, was -1.01%. **

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* The Lipper Peer Group return represents the average annualized total return of the 40 funds in the Lipper North Carolina Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

ANNUAL REPORT  page 10

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's North Carolina-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their North Carolina fund to other North Carolina funds as well as to a national benchmark.

Q  What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also helped enhance the fund's tax efficiency, as some sales generated tax losses that can offset realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield--the "spread"--between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them. Even with purchases of high-yield bonds, the fund's overall credit quality remained high, with about 64% of the portfolio invested in AA-rated and AAA/U.S. Guaranteed bonds.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the healthcare and public power sectors. A good example is bonds issued by North Carolina Eastern Municipal Power Agency and North Carolina Municipal Power Number One (Catawba). These two major power suppliers in the state were receiving unfavorable publicity and investors appeared to be bracing for their ratings to be downgraded. Our Nuveen research analysts were more optimistic and, based on our extensive research, gained greater confidence that the agencies would repay their debt.

Q  What is your outlook for Nuveen Flagship North Carolina Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms--which we believe will happen if interest rates stabilize--lower-quality bonds should outperform.


NORTH CAROLINA

Top Five Sectors

Housing (Single Family)   21%
-----------------------------
Healthcare                18%
-----------------------------
Utilities                 17%
-----------------------------
Tax Obligation (Limited)  14%
-----------------------------
Basic Materials            9%
-----------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


NORTH CAROLINA

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed......26%
AA..............38%
A...............18%
BBB.............17%
NR...............1%


As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                          ANNUAL REPORT  page 11

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                            A Shares    B Shares            C Shares    R Shares

NAV                            $9.49       $9.51               $9.48       $9.50
--------------------------------------------------------------------------------
Latest Monthly Dividend*     $0.0420     $0.0360             $0.0375     $0.0435
--------------------------------------------------------------------------------
Fund Symbol                    FLNCX         N/A                 N/A         N/A
--------------------------------------------------------------------------------
CUSIP                      67065P840   67065P832           67065P824   67065P816
--------------------------------------------------------------------------------
Inception Date                  3/86        2/97               10/93        2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000


Total Returns as of 5/31/00+

                    A Shares             B Shares        C Shares    R Shares
                   NAV    Offer    w/o CDSC   w/CDSC        NAV         NAV

1-Year           -3.81%   -7.89%    -4.44%    -8.10%      -4.28%      -3.53%
--------------------------------------------------------------------------------
1-Year TER*      -1.01%   -5.21%    -2.07%    -5.73%      -1.80%      -0.63%
--------------------------------------------------------------------------------
5-Year            3.86%    2.97%     3.19%     3.03%       3.28%       4.00%
--------------------------------------------------------------------------------
5-Year TER*       6.86%    5.94%     5.78%     5.63%       5.95%       7.07%
--------------------------------------------------------------------------------
10-Year           5.78%    5.33%     5.29%     5.29%       5.19%       5.85%
--------------------------------------------------------------------------------
10-Year TER*      9.03%    8.57%     8.27%     8.27%       8.10%       9.14%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).


Total Returns as of 3/31/00+

                A Shares               B Shares         C Shares    R Shares
              NAV     Offer      w/o CDSC    w/CDSC        NAV         NAV

1-Year      -2.58%    -6.66%      -3.32%     -7.03%      -3.14%      -2.49%
--------------------------------------------------------------------------------
5-Year       4.80%     3.91%       4.12%      3.95%       4.22%       4.92%
--------------------------------------------------------------------------------
10-Year      6.11%     5.66%       5.64%      5.64%       5.52%       6.17%
--------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                                    A Shares     B Shares   C Shares   R Shares
                                  NAV    Offer   w/o CDSC

Distribution Rate*                5.31%   5.09%      4.54%      4.75%      5.49%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  4.34%   4.16%      3.59%      3.80%      4.54%
--------------------------------------------------------------------------------
Taxable Equivalent Yield          6.83%   6.55%      5.65%      5.98%      7.15%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Portfolio Statistics

Total Net Assets          $182.0 million
----------------------------------------
Average Effective
Maturity                     21.53 years
----------------------------------------
Average Duration                    9.85
----------------------------------------


Index Comparison/[_]/

[MOUNTAIN CHART APPEARS HERE]

               Nuveen Flagship            Nuveen Flagship        Lehman Brothers
          North Carolina Municipal   North Carolina Municipal       Municipal
              Bond Fund (Offer)           Bond Fund (NAV)           Bond Index
5/1990             $ 9,580                    $10,000                $10,000
5/1991              10,470                     10,929                 11,008
5/1992              11,442                     11,944                 12,089
5/1993              12,775                     13,335                 13,536
5/1994              12,938                     13,506                 13,870
5/1995              13,902                     14,512                 15,133
5/1996              14,411                     15,043                 15,825
5/1997              15,533                     16,214                 17,137
5/1998              16,884                     17,624                 18,746
5/1999              17,463                     18,228                 19,622
5/2000              16,796                     17,532                 19,453

-- Nuveen Flagship North Carolina Municipal Bond Fund (Offer) $16,796 -- Nuveen Flagship North Carolina Municipal Bond Fund (NAV) $17,532 -- Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 12

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Tennessee Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities--including municipals--was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings. While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped the credit quality of many municipal issuers in the state.

     The Tennessee economy continued to grow, although at a slower pace than the nation as a whole. Employment gains in construction and industrial sectors continued to offset job losses in textiles and manufacturing. With that said, the state continued to experience budgetary problems, with an estimated budget gap of about $465 million for its fiscal year 2001 budget.

Q How did Nuveen Flagship Tennessee Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM Nuveen Flagship Tennessee Municipal Bond Fund generated a 12-month total return on net asset value of -3.65%, compared to the -3.05% total return posted by the Lipper Tennessee Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.97%.**


              "The Tennessee economy continued to grow, although
                 at a slower pace than the nation as a whole.
           Employment gains in construction and industrial sectors
        continued to offset job losses in textiles and manufacturing."


Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

* The Lipper Peer Group return represents the average annualized total return of the 17 funds in the Lipper Tennessee Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                          ANNUAL REPORT  page 13

TENNESSEE

Top Five Sectors

U.S. Guaranteed              17%
--------------------------------
Healthcare                   15%
--------------------------------
Housing (Single Family)      14%
--------------------------------
Basic Materials              11%
--------------------------------
Tax Obligation (Limited)      9%
--------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


TENNESSEE

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....43%
AA............26%
A.............13%
BBB...........15%
NR.............3%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index, which had a 12-month average total return of -0.86% for the fiscal year ended May 31, 2000.*** However, we feel Lipper's Tennessee-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare their Tennessee fund to other Tennessee funds as well as to a national benchmark.

Q  What was your strategy during this difficult period?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps also helped enhance the fund's tax efficiency, as some sales generated tax losses that can offset any realized capital gains for up to eight years.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them.

     Using the resources and expertise our of research team, we identified a number of attractive high-yielding opportunities. Good examples include single-family housing bonds issued through the Tennessee Housing Development Agency and airport revenue bonds issued for the Memphis-Shelby County Airport. Nuveen's research analysts used a proprietary database that captured financial, economic and demographic data on holdings to evaluate how the issuer's profile had changed and how it compared to similar issuers.

Q  What is your outlook for Nuveen Flagship Tennessee Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.


*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 14

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000


Quick Facts

                           A Shares     B Shares          C Shares    R Shares

NAV                          $10.34       $10.35            $10.34      $10.33
--------------------------------------------------------------------------------
Latest Monthly Dividend*    $0.0460      $0.0395           $0.0410     $0.0475
--------------------------------------------------------------------------------
Fund Symbol                   FTNTX          N/A             FTNCX         N/A
--------------------------------------------------------------------------------
CUSIP                     67065P758    67065P741         67065P733   67065P725
--------------------------------------------------------------------------------
Inception Date                11/87         2/97             10/93        2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000


Total Returns as of 5/31/00+

                     A Shares                B Shares        C Shares   R Shares
                   NAV      Offer      w/o CDSC    w/CDSC       NAV        NAV

1-Year           -3.65%     -7.73%      -4.29%     -7.96%     -4.21%     -3.40%
--------------------------------------------------------------------------------
1-Year TER*      -0.97%     -5.17%      -2.02%     -5.69%     -1.85%     -0.63%
--------------------------------------------------------------------------------
5-Year            3.97%      3.09%       3.29%      3.12%      3.40%      4.08%
--------------------------------------------------------------------------------
5-Year TER*       6.80%      5.90%       5.74%      5.59%      5.92%      6.98%
--------------------------------------------------------------------------------
10-Year           5.98%      5.53%       5.49%      5.49%      5.39%      6.03%
--------------------------------------------------------------------------------
10-Year TER*      9.05%      8.59%       8.30%      8.30%      8.14%      9.14%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).


Total Returns as of 3/31/00+
                  A Shares               B Shares         C Shares    R Shares
                NAV     Offer       w/o CDSC    w/CDSC       NAV         NAV

1-Year        -2.69%   -6.77%        -3.35%     -7.05%     -3.27%      -2.44%
--------------------------------------------------------------------------------
5-Year         4.86%    3.97%         4.18%      4.01%      4.27%       4.96%
--------------------------------------------------------------------------------
10-Year        6.24%    5.79%         5.75%      5.75%      5.65%       6.29%
--------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00

                                A Shares       B Shares    C Shares   R Shares
                              NAV     Offer    w/o CDSC       NAV        NAV

Distribution Rate*           5.34%    5.12%      4.58%       4.76%      5.52%
--------------------------------------------------------------------------------
SEC 30-Day Yield             4.40%    4.22%      3.65%       3.86%      4.60%
--------------------------------------------------------------------------------
Taxable Equivalent Yield     6.77%    6.49%      5.62%       5.94%      7.08%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Portfolio Statistics

Total Net Assets        $284.5 million
--------------------------------------
Average Effective
Maturity                   19.64 years
--------------------------------------
Average Duration                  8.78
--------------------------------------


Index Comparison/[_]/

[MOUNTAIN CHART APPEARS HERE]

               Nuveen Flagship            Nuveen Flagship        Lehman Brothers
             Tennessee Municipal        Tennessee Municipal         Municipal
              Bond Fund (Offer)           Bond Fund (NAV)           Bond Index

5/1990             $ 9,580                    $10,000                $10,000
5/1991              10,499                     10,960                 11,008
5/1992              11,408                     11,909                 12,089
5/1993              12,846                     13,409                 13,536
5/1994              13,045                     13,617                 13,870
5/1995              14,094                     14,712                 15,133
5/1996              14,627                     15,269                 15,825
5/1997              15,756                     16,446                 17,137
5/1998              17,179                     17,932                 18,746
5/1999              17,778                     18,558                 19,622
5/2000              17,129                     17,880                 19,453

-- Nuveen Flagship Tennessee Municipal Bond Fund (Offer) $17,129
-- Nuveen Flagship Tennessee Municipal Bond Fund (NAV) $17,880
-- Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                          ANNUAL REPORT  page 15

                  Portfolio of Investments
                  Nuveen Flagship Georgia Municipal Bond Fund
                  May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.4%

$      1,500   Brunswick and Glynn County Development Authority, Revenue Refunding           3/08 at 102        Baa2   $  1,248,135
                Bonds, Series 1998 (Georgia Pacific Corporation Project),
                5.550%, 3/01/26 (Alternative Minimum Tax)

       1,000   Savannah Economic Development Authority, Pollution Control Revenue           No Opt. Call          A3        990,610
                Refunding Bonds (Union Camp Corporation Project), Series 1995,
                6.150%, 3/01/17

       1,000   Wayne County Development Authority, Pollution Control Revenue Refunding       5/03 at 102         Baa        985,500
                Bonds (ITT Rayonier Inc. Project), Series 1993, 6.100%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.4%

         500   White County Development Authority, Industrial Development Revenue Bonds      6/02 at 102        BBB+        502,680
                (Springs Industries, Inc.), 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 3.8%

       2,500   Albany Dougherty Payroll Development Authority, Solid Waste Disposal         No Opt. Call          AA      2,141,950
                Revenue Bonds (The Procter & Gamble Paper Products Company Project),
                1999 Series, 5.200%, 5/15/28 (Alternative Minimum Tax)

       1,000   Development Authority of Cartersville, Water and Wastewater Facilities        5/02 at 102          A+      1,040,390
                Revenue Bonds (Anheuser-Busch Project), Series 1992, 6.750%, 2/01/12
                (Alternative Minimum Tax)

       2,000   Development Authority of Cartersville, Sewage Facilities Refunding            5/07 at 101          A+      1,956,040
                Revenue Bonds (Anheuser-Busch Project), Series 1997, 6.125%, 5/01/27
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.1%

       1,000   Private Colleges and Universities Authority, Revenue Bonds (Mercer           No Opt. Call         AAA      1,082,030
                University Project), Series 1991, 6.500%, 11/01/15

       8,000   Private Colleges and Universities Authority, Student Housing Revenue          6/09 at 102           A      6,694,320
                Bonds (Mercer Housing Corporation Project), Tax-Exempt Series 1999A,
                5.375%, 6/01/31

         500   Private Colleges and Universities Authority, Revenue Refunding Bonds          6/04 at 102         AAA        517,810
                (Spelman College Project), Series 1994, 6.200%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 9.2%

       5,000   Baldwin County Hospital Authority, Revenue Bonds (Oconee Regional Medical    12/08 at 102         BBB      3,708,550
                Center), Series 1998, 5.375%, 12/01/28

         500   Hospital Authority of Cherokee County, Revenue Certificates, Tax Exempt      12/00 at 102         AAA        515,410
                Series 1990, 7.250%, 12/01/15

       1,000   Coffee County Hospital Authority, Revenue Anticipation Certificates          12/06 at 102         N/R        918,190
                (Coffee Regional Medical Center, Inc. Project), Series 1997A,
                6.750%, 12/01/16

               Development Authority of the City of Dalton, Revenue Certificates
               (Hamilton Health Care System), Series 1996:
       2,000     5.500%, 8/15/26                                                            No Opt. Call         AAA      1,877,300
       2,000     5.250%, 8/15/26                                                             2/07 at 102         AAA      1,747,060

       1,000   The Hospital Authority of Hall County and the City of Gainesville,           10/05 at 102         AAA        992,360
                Revenue Anticipation Certificates (Northeast Georgia Healthcare
                Project), Series 1995, 6.000%, 10/01/20

       1,000   Hospital Authority of Gwinnett County, Revenue Anticipation Certificates      9/07 at 101         AAA        871,570
                (Gwinnett Hospital System, Inc. Project), Series 1997A, 5.250%, 9/01/27

       2,250   Hospital Authority of the City of Royston, Revenue Anticipation               7/09 at 102         N/R      1,982,453
                Certificates (Ty Cobb Healthcare System, Inc. Project), Series 1999,
                6.500%, 7/01/27


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 16.6%

               The Housing Authority of the city of Atlanta, Multifamily Housing Revenue
               Bonds (The Village at Castleberry Hill Project), GNMA Collateralized,
               Series 1999:
$      2,000     5.300%, 2/20/29 (Alternative Minimum Tax)                                   2/09 at 102         AAA     $1,745,320
       5,000     5.400%, 2/20/39 (Alternative Minimum Tax)                                   2/09 at 102         AAA      4,292,650

       1,840   Housing Authority of the City of Augusta, Mortgage Revenue Refunding          5/05 at 102          Aa      1,875,714
                 Bonds, Series 1995A (FHA-Insured Mortgage Loan - River Glen Apartments,
                 Section 8 Assisted Project), 6.500%, 5/01/27

       1,000   Housing Authority of the County of DeKalb, Multifamily Housing Revenue        1/05 at 102         AAA      1,044,060
                 Bonds (The Lakes at Indian Creek Apartments Project), Series 1994,
                 7.150%, 1/01/25 (Alternative Minimum Tax)

       3,470   Housing Authority of the County of DeKalb, Multifamily Housing Revenue        1/06 at 102           A      3,465,454
                 Bonds (Regency Woods I and II Project), Senior Series 1996A, 6.500%,
                 1/01/26

       4,000   Housing Authority of Fulton County, Multifamily Housing Revenue Bonds         7/06 at 102         AAA      4,221,680
                 (Concorde Place Apartments Project), Series 1996A, 6.375%, 1/01/27
                 (Alternative Minimum Tax)

       4,715   Housing Authority of the City of Lawrenceville, Multifamily Housing           6/07 at 102         AAA      4,756,162
                 Revenue Bonds (Knollwood Park Apartments Project), Series 1997, 6.250%,
                 12/01/29 (Alternative Minimum Tax)

       1,295   Housing Authority of the City of Macon, Multifamily Mortgage Revenue         10/04 at 102         Aaa      1,318,375
                 Refunding Bonds, Series 1994A (FHA-Insured Mortgage Loan - The Vistas),
                 6.450%, 4/01/26

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.9%

               Housing Authority of Fulton County, Single Family Mortgage Revenue
               Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:
         230     6.550%, 3/01/18 (Alternative Minimum Tax)                                   3/05 at 102         AAA        232,590
          80     6.600%, 3/01/28 (Alternative Minimum Tax)                                   3/05 at 102         AAA         82,712

               Housing Authority of Fulton County, Single Family Mortgage Revenue
               Refunding Bonds (GNMA Mortgage-Backed Securities Program), Series 1996A:
         415     6.125%, 9/01/18 (Alternative Minimum Tax)                                   9/06 at 102         AAA        413,373
         655     6.200%, 9/01/27 (Alternative Minimum Tax)                                   9/06 at 102         AAA        651,509

       1,215   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/04 at 102         AAA      1,231,220
                 1994 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 6.500%,
                 12/01/17 (Alternative Minimum Tax)

       1,000   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          3/05 at 102         AAA      1,010,230
                 1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum Tax)

       2,450   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/05 at 102         AAA      2,484,251
                 1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

       3,355   Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AAA      3,373,721
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

         200   Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,        12/00 at 103         AA+        203,764
                 1990 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 7.750%,
                 6/01/18 (Alternative Minimum Tax)

       1,075   Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,        12/01 at 103         AA+      1,098,897
                 1991 Series A (FHA-Insured or VA Guaranteed Mortgage Loans), 7.250%,
                 12/01/21 (Alternative Minimum Tax)

          55   Georgia Residential Finance Authority, Single Family Mortgage Bonds,          6/00 at 102         AA+         56,179
                 1988 Series B (FHA-Insured or VA Guaranteed Mortgage Loans), 8.000%,
                 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.2%

       3,810   Peach County School District, General Obligation School Bonds, Series         2/05 at 102         AAA      4,070,833
                 1994, 6.400%, 2/01/19

       1,500   Washington County School District, General Obligation School Bonds,           1/05 at 102         AAA      1,630,050
                 Series 1994, 6.875%, 1/01/14

               Portfolio of Investments
               Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.5%

$        570   Development Authority of Burke County, Industrial Development                 2/01 at 102           A   $    587,573
                 Revenue Bonds (Georgia Safe Corporation Project),
                 Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

       1,150   Burke County Economic Development Authority, Revenue Bonds (Ritz             12/02 at 102           A      1,202,210
                 Instrument Transformers, Inc. Project), Series 1991A,
                 7.250%, 12/01/11 (Alternative Minimum Tax)

       1,750   Association County Commissioners of Georgia, Leasing Program (Butts          12/04 at 102         AAA      1,856,733
                 County Public Purpose Project), Series 1994, Certificates of
                 Participation, 6.750%, 12/01/14

               The Hospital Authority of Clarke County, Hospital Revenue Certificates
               (Athens Regional Medical Center Project), Series 1996:
       1,000     5.000%, 1/01/27                                                             1/07 at 100         AAA        836,080
       6,000     5.250%, 1/01/29                                                             1/09 at 101         AAA      5,215,680

       1,215   Clayton County Solid Waste Management Authority, Revenue Bonds,               2/02 at 102          AA      1,254,451
                 Series 1992A, 6.500%, 2/01/12

       1,000   Downtown Smyrna Development Authority, Revenue Bonds,                         2/05 at 102         AAA      1,076,670
                 Series 1994, 6.600%, 2/01/17

       2,765   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue              No Opt. Call          AA      2,911,351
                 Bonds, Refunding Series N, 6.250%, 7/01/18

         500   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue              No Opt. Call         AAA        523,720
                 Bonds, Refunding Series P, 6.250%, 7/01/20

         125   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/00 at 100        BBB+        125,279
                 Bonds, Series 1988A, 7.750%, 7/01/08

       7,000   Rockdale County Water and Sewerage Authority, Revenue Bonds, Series           1/10 at 101         AAA      6,343,330
                 1999 A, 5.375%, 7/01/29

       7,055   Upper Oconee Basin Water Authority, Revenue Bonds, Series 1997,               7/08 at 102         AAA      6,290,238
                 5.250%, 7/01/27

       1,250   Hospital Authority of Ware County, Revenue Anticipation                       3/02 at 102         AAA      1,276,788
                 Certificates, Series 1992A (Satilla Park Hospital),
                 6.625%, 3/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.7%

       1,000   City of Atlanta, Airport Facilities Revenue Refunding Bonds,                  1/07 at 101         AAA        981,160
                 Series 1996, 5.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.6%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.), Series 1990A:
         100     7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA        103,287
       1,130     7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA      1,167,143

         505   Cherokee County Water and Sewer Authority, Revenue Bonds, Series             No Opt. Call         AAA        632,917
                 1985, 9.750%, 8/01/09

         500   Hospital Authority of Colquitt County, Hospital Revenue                       3/02 at 102         AAA        523,900
                 Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded
                 to 3/01/02)

       1,000   City of Conyers, Water and Sewer Revenue Bonds, Series 1994A,                 7/04 at 102         AAA      1,065,310
                 6.600%, 7/01/15

         800   Downtown Marietta Development Authority, Revenue Bonds Series 1992,           1/02 at 102         Aaa        835,192
                 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
       3,000     6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      3,124,770
       2,600     6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      2,714,946

       2,250   Fulco Hospital Authority, Refunding Revenue Anticipation                      9/02 at 102     Baa1***      2,349,473
                 Certificates (Georgia Baptist Health Care System Project),
                 Series 1992B, 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

         500   City of Gainesville, Water and Sewer Revenue Bonds, Series 1990 B,           11/00 at 102         AAA        515,710
                 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

       1,650   Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue               7/04 at 102         AAA      1,785,581
                 Bonds, Second Indenture Series, Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

       1,015   Peach County School District, General Obligation School Bonds,                2/05 at 102         AAA      1,080,325
                 Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.5%

   $  1,800    Development Authority of Appling County, Pollution Control Revenue            1/04 at 101         AAA   $  1,904,400
                 Bonds (Oglethorpe Power Corporation Hatch Project), Series 1994,
                 7.150%, 1/01/21

      1,500    Municipal Electric Authority of Georgia, General Power Revenue                1/15 at 100           A      1,584,435
                 Bonds, 1992B Series, 6.375%, 1/01/16

      1,000    Municipal Electric Authority of Georgia, Power Revenue Bonds,                 1/10 at 100         AAA        996,980
                 Series Z, 5.500%, 1/01/12

               Development Authority of Monroe County, Pollution Control Revenue Bonds
               (Oglethorpe Power Corporation - Scherer Project), Series 1992A:
        500      6.750%, 1/01/10                                                            No Opt. Call           A        537,750
      1,000      6.800%, 1/01/12                                                            No Opt. Call           A      1,082,650

      1,250    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,181,025
                 5.500%, 7/01/20

      4,500    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,         No Opt. Call         AAA      1,674,854
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.4%

      3,000    City of Atlanta, Water and Wastewater, Revenue Bonds, Series 1999A,           5/09 at 101         AAA      2,495,490
                 5.000%, 11/01/38

               City of Brunswick, Water and Sewerage Revenue Refunding and Improvement
               Bonds, Series 1992:
        500      6.000%, 10/01/11                                                           No Opt. Call         AAA        523,194
        400      6.100%, 10/01/19                                                           No Opt. Call         AAA        413,000

      2,000    Cherokee County Water and Sewerage Authority, Water and Sewerage             No Opt. Call         AAA      1,910,400
                 Revenue Bonds, Refunding and Improvements, Series 1993, 5.500%,
                 8/01/23

      6,000    De Kalb County, Water and Sewerage Revenue Bonds, Series 1999,               10/09 at 101          AA      5,106,120
                 5.000%, 10/01/28

      1,000    City of Milledgeville, Water and Sewerage Revenue and Refunding              No Opt. Call         AAA      1,032,350
               Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
   $144,990    Total Investments (cost $140,168,254) - 99.3%                                                            135,853,567
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.7%                                                                         987,038
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $136,840,605
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen Flagship Louisiana Municipal Bond Fund
                     May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 6.2%

$      1,000   Parish of DeSoto, Environmental Improvement Revenue Refunding Bonds,          6/05 at 102        BBB+     $  979,260
                 1995 Series B (International Paper Company Project), 6.550%, 4/01/19
                 (Alternative Minimum Tax)

       1,250   Parish of DeSoto, Environmental Improvement Revenue Bonds, 1998 Series       11/08 at 101        BBB+      1,088,938
                 A (International Paper Company Project), 5.600%, 11/01/22 (Alternative
                 Minimum Tax)

       3,000   Parish of Natchitoches, Solid Waste Disposal Revenue Bonds (Willamette       12/03 at 102          A-      2,657,520
                 Industries Project), Series 1993, 5.875%, 12/01/23 (Alternative
                  Minimum Tax)

       1,500   Parish of St. Charles, Pollution Control Revenue Bonds (Union Carbide        11/02 at 102         BBB      1,552,500
                 Corporation), Series 1992, 7.350%, 11/01/22 (Alternative Minimum Tax)

       1,000   Parish of St. John the Baptist, Environmental Improvement Revenue            12/08 at 101         BBB        892,720
                 Bonds (USX Corporation Project), Refunding Series of 1998, 5.350%,
                 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.2%

         750   Louisiana Public Facilities Authority, College and University                10/00 at 101          A+        766,358
                 Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                 University Project), Series 1989A, 7.250%, 10/01/09

         380   Louisiana Public Facilities Authority, College and University                 4/02 at 102          A+        396,443
                 Equipment and Capital Facilities Revenue Refunding Bonds (Loyola
                 University Project), Series 1992, 6.750%, 4/01/10

       1,000   Louisiana Public Facilities Authority, Revenue and Refunding Bonds            9/07 at 102         AAA        883,800
                 (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

       1,000   Louisiana Public Facilities Authority, Revenue and Refunding Bonds            2/08 at 102         AAA        846,050
                 (Dillard University Project), Series 1998, 5.000%, 2/01/28

         960   Board of Supervisors of Louisiana State University and Agricultural          10/08 at 102         AAA        806,122
                 and Mechanical College, Revenue and Refunding Bonds (University of
                 New Orleans Project), Series 1998, 5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 3.5%

       1,000   Lake Charles Harbor and Terminal District, Port Facilities Refunding         12/02 at 102        Baa2      1,029,870
                 Revenue Bonds, Series 1992 (Occidental Petroleum Corporation Project),
                 7.200%, 12/01/20

         500   Louisiana Offshore Terminal Authority, Deepwater Port Refunding               9/01 at 102           A        520,030
                 Revenue Bonds (LOOP Project), First Stage Series 1991B, 7.200%, 9/01/08

         475   Louisiana Offshore Terminal Authority, Deepwater Port Refunding               9/00 at 102           A        486,980
                 Revenue Bonds (LOOP Project), First Stage Series E, 7.600%, 9/01/10

       1,000   Louisiana Offshore Terminal Authority, Deepwater Port Refunding              10/08 at 100           A        876,280
                 Revenue Bonds (LOOP Project), Series 1998, 5.200%, 10/01/18

       1,200   Parish of St. Bernard, Exempt Facility Revenue Bonds (Mobil Oil              11/06 at 102         AAA      1,144,308
                 Corporation Project), Series 1996, 5.900%, 11/01/26 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 20.2%

       1,000   Jefferson Parish Hospital District No. 1, Fixed Rate Hospital Revenue         1/09 at 101         AAA        851,670
                 Bonds (West Jefferson Medical Center), Series 1998A, 5.000%, 1/01/21

       3,000   Jefferson Parish Hospital District No. 2, Hospital Revenue Bonds,             7/09 at 101         AAA      2,484,120
                 Series 1998, 5.000%, 7/01/28

       1,000   Louisiana Public Facilities Authority, Hospital Revenue and Refunding         7/07 at 101         AAA        899,200
                 Bonds (Womans Hospital Foundation Project), Series 1997, 5.375%,
                 10/01/22

         500   Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call         AAA        481,670
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.750%, 7/01/25

       5,000   Louisiana Public Facilities Authority, Hospital Revenue and Refunding         1/08 at 102        BBB+      3,796,950
                 Bonds (Lincoln Health System Project), Series 1998, 5.150%, 1/01/19

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

$      2,300   Louisiana Public Facilities Authority, Hospital Revenue Bonds                 8/09 at 101        BBB+   $  1,806,190
                 (Touro Infirmary Project), Series 1999A, 5.625%, 8/15/29

       1,325   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992-B           5/02 at 102         AAA      1,342,172
                 (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

       3,400   Louisiana Public Facilities Authority, Health Facilities Revenue             No Opt. Call         AA+      3,050,310
                 Refunding Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
                 Series 1993A, 5.000%, 6/01/19

       2,500   Louisiana Public Facilities Authority, Revenue Bonds (General                11/04 at 102         AAA      2,523,375
                 Health, Inc. Project), Series 1994, 6.375%, 11/01/24

         500   Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird               1/05 at 102         AAA        503,050
                 Perkins Cancer Center Project), Series 1994, 6.200%, 1/01/19

       2,180   St. Tammany Parish Hospital Service District No. 2, Hospital                 10/04 at 102         AAA      2,255,057
                 Revenue Bonds, Series 1994, 6.250%, 10/01/14

         885   Hospital Service District No. 1 of the Parish of Tangipahoa,                  2/04 at 102         AAA        888,460
                 Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24

       2,570   Hospital Service District No. 1 of the Parish of Terrebonne,                  4/08 at 102         AAA      2,279,462
                 Hospital Revenue and Refunding Bonds (Terrebonne General
                 Medical Center Project), Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.8%

         750   Lake Charles Non Profit Housing Development Corporation, Mortgage            10/00 at 100         AAA        750,660
                 Revenue Refunding Bonds, Series 1990A (FHA-Insured Mortgage Loan,
                 Section 8 Assisted - Chateau Project), 7.875%, 2/15/25

         735   Louisiana Public Facilities Authority, Revenue Bonds (Walmsley                6/03 at 103         AAA        767,612
                 Housing Corporation), Series 1989A, 7.500%, 6/01/21

         500   Louisiana Public Facilities Authority, Multifamily Housing Revenue           11/01 at 102          AA        519,255
                 Bonds (VOA National Housing Corporation Projects), Series 1991,
                 7.750%, 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 12.2%

         795   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage           8/00 at 102         Aaa        812,363
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

       2,235   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/07 at 102         Aaa      2,122,870
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

         900   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/08 at 101         Aaa        785,682
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1998C-1, 5.200%, 10/01/23

         240   Louisiana Housing Finance Agency, Single Family Mortgage Revenue              6/05 at 102         Aaa        242,141
                 Bonds, Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds, Series 1997B-2:
         960     5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        894,278
       1,370     5.500%, 12/01/22                                                            6/07 at 102         Aaa      1,252,934

       1,485   Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family            12/07 at 101         Aaa      1,257,676
                 Mortgage Revenue Bonds (Home Ownership Program), Series 1998B-2,
                 5.250%, 6/01/29 (Alternative Minimum Tax)

       1,000   Louisiana Public Facilities Authority, Single Family Mortgage                 8/07 at 102         Aaa        928,950
                 Revenue Refunding Bonds, Series 1997B, 5.750%, 8/01/31

         425   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue           7/00 at 102         Aaa        430,937
                 Bonds, Series 1988-C1, 7.750%, 12/01/22 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/06 at 102         Aaa        970,740
                 Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/07 at 102         Aaa        929,670
                 Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)

       1,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue          12/08 at 101         Aaa        860,890
                 Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative
                 Minimum Tax)

               Portfolio of Investments
               Nuveen Flagship Louisiana Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

               Rapides Finance Authority, Single Family Mortgage Revenue Refunding
               Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
               Series 1998B:
      $  800     5.350%, 6/01/26                                                             6/08 at 102         Aaa     $  711,616
       2,000     5.450%, 12/01/30 (Alternative Minimum Tax)                                  6/08 at 102         Aaa      1,744,660

         106   St. Bernard Parish Home Mortgage Authority, Single Family Mortgage           No Opt. Call          A1        109,463
                 Revenue Refunding Bonds, 1991 Series A, 8.000%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.2%

       3,000   Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                9/05 at 103         AAA      3,019,170
                 Collateralized Mortgage Loan - St. Dominic Assisted Care Facility),
                 Series 1995, 6.950%, 9/01/36

       1,740   Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                1/04 at 101         AAA      1,800,917
                 Collateralized Mortgage Loan - Villa Maria Retirement Center Project),
                 Series 1993, 7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.8%

       2,000   City of New Orleans, General Obligation Refunding Bonds, Series              No Opt. Call         AAA      1,125,320
                 1991, 0.000%, 9/01/10

       3,000   Parishwide School District of the Parish of Orleans, General                  3/06 at 100         AAA      2,611,110
                 Obligation School Bonds, Series 1996, 5.000%, 9/01/20

       1,000   Parishwide School District of the Parish of Orleans, General                  3/08 at 100         Aaa        880,500
                 Obligation School Bonds, Series 1998A, 5.125%, 9/01/22

      13,875   Orleans Parish School Board, Public School Refunding Bonds, Series           No Opt. Call         AAA      5,731,346
                1991, 0.000%, 2/01/15

       1,000    East Ouachita School District of the Parish of Ouachita, General             3/09 at 100         AAA        857,830
                  Obligation School Bonds, Series 1999, 5.000%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 20.7%

       1,000    Jefferson Sales Tax District, Parish of Jefferson, Special Sales            12/02 at 100         AAA      1,041,010
                  Tax Revenue Bonds, Series 1991B, 6.750%, 12/01/06

       1,000    City of Lafayette, Public Improvement Sales Tax Bonds, Series                3/07 at 101         AAA        860,920
                  1998A, 5.000%, 5/01/22

       1,750    City of Lafayette, Public Improvement Sales Tax Bonds, Series            3/09 at 101 1/2         AAA      1,659,893
                  1999B, 5.625%, 3/01/24

       3,000    Louisiana Local Government Environmental Facilities and Community           No Opt. Call         AAA      2,453,280
                  Development Authority, Revenue Bonds (Capital Projects and Equipment
                  Acquisition Program), Series 1999, 4.500%, 12/01/18

       1,000    Office Facilities Corporation, Lease Revenue Bonds (Louisiana State          3/09 at 101         AAA        919,190
                  Capitol Complex Program), Series 1999A, 5.250%, 3/01/18

       1,870    Louisiana Stadium and Exposition District, Hotel Occupancy Tax               7/09 at 102         AAA      1,548,491
                  Refunding Bonds, Series 1998B, 4.750%, 7/01/21

       1,500    Office Facilities Corporation (A Louisiana Non Profit Corporation),         12/01 at 103        BBB+      1,586,430
                  Capital Facilities Bonds (Statewide Lease/Purchase Program),
                  Series 1990, 7.750%, 12/01/10

       7,700    Puerto Rico Highway and Transportation Authority, Highway Revenue            7/16 at 100           A      6,418,720
                  Bonds, Series Y of 1996, 5.000%, 7/01/36

       3,000    Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101           A      3,169,740
                  Revenue Bonds, Series B, 6.500%, 7/01/27 (WI)

       1,000    Board of Supervisors of the University of Louisiana System, Lease            9/09 at 102         AAA      1,017,260
                  Revenue Bonds (University of Louisiana at LaFayette Cajundome
                  Convention Center Project), Series 2000, 6.250%, 9/01/29

       3,000    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              10/10 at 101        BBB-      2,970,090
                  Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.375%,
                  10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.0%

         505    New Orleans Aviation Board, Revenue Bonds, Series 1997B-1, 5.450%,          10/07 at 102         AAA        452,758
                  10/01/27 (Alternative Minimum Tax)

       2,100    City of Shreveport Airport System, Revenue Bonds, Series 1997A,              1/08 at 102         AAA      1,850,982
                  5.375%, 1/01/28 (Alternative Minimum Tax)


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 9.6%

   $    680    Louisiana Public Facilities Authority, Hospital Revenue                      11/00 at 100         AAA   $    772,058
                 Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                 Series 1986, 8.000%, 5/15/12

      1,125    Louisiana Public Facilities Authority, Hospital Revenue Bonds                10/02 at 102       A3***      1,196,572
                 (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                 10/01/22 (Pre-refunded to 10/01/02)

      2,000    Louisiana Public Facilities Authority, Hospital Revenue                      10/02 at 102         AAA      2,101,460
                 Refunding Bonds (Lafayette General Medical Center Project),
                 Series 1992, 6.500%, 10/01/22 (Pre-refunded to 10/01/02)

     10,000    Louisiana Public Facilities Authority, Revenue Bonds, Custodial              No Opt. Call         AAA      3,051,800
                 Receipts, Series 1990B, 0.000%, 12/01/19

      2,000    City of New Orleans Audubon Park Commission, Aquarium Revenue                 4/02 at 102      N/R***      2,138,180
                 Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

      1,400    Ouachita Parish Hospital Service District No. 1, Revenue Bonds                7/01 at 102        A***      1,465,113
                 (Glenwood Regional Medical Center), Series 1991, 7.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

        250    Shreveport Home Mortgage Authority, Single Family Mortgage                   No Opt. Call         Aaa        264,410
                 Revenue Bonds, Series 1979A, 6.750%, 9/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.7%

      3,000    Lake Charles Harbor and Terminal District, Port Facilities                    8/02 at 103          A3      3,208,800
                 Revenue Refunding Bonds, Series 1992 (Trunkline LNG Company
                 Project), Panhandle Eastern Corporation, 7.750%, 8/15/22

      1,000    Parish of St. Charles, Environmental Improvement Revenue Bonds               11/02 at 102         BBB        917,770
                 (Louisiana Power and Light Company Project), Series 1993A,
                 6.200%, 5/01/23 (Alternative Minimum Tax)

      1,000    Parish of St. Charles, Environmental Improvement Revenue Bonds               11/00 at 102        BBB-        926,170
                 (Louisiana Power and Light Company Project), Series 1995,
                 6.375%, 11/01/25 (Alternative Minimum Tax)

      1,500    Parish of St. Charles, Solid Waste Disposal Revenue Bonds                    12/02 at 102         BBB      1,529,144
                 (Louisiana Power and Light Company Project), Series 1992A,
                 7.000%, 12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.3%

      1,500    Louisiana Public Facilities Authority, Revenue Bonds, Series                  2/03 at 101          AA      1,534,650
                 1992, Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
  $ 138,971    Total Investments (cost $119,731,184) - 100.4%                                                           115,262,346
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.4)%                                                                      (439,046)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $114,823,300
               =====================================================================================================================

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

           *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

           N/R  Investment is not rated.

           (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 2000

  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 9.2%

     $1,400    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1     $1,312,304
                 Financing Authority, Series 1995, Environmental Improvement Revenue
                 Bonds (Champion International Corporation Project), 6.250%, 9/01/25
                 (Alternative Minimum Tax)

      4,000    The Haywood County Industrial Facilities and Pollution Control               10/03 at 102        Baa1      3,504,840
                 Financing Authority, Series 1993, Solid Waste Disposal Revenue Bonds
                 (Champion International Corporation Project), 5.500%, 10/01/18
                 (Alternative Minimum Tax)

      3,100    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      2,867,066
                 Financing Authority, Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1995, 6.000%, 3/01/20

      1,900    Martin County Industrial Facilities and Pollution Control Financing           9/01 at 103           A      1,984,759
                 Authority, Solid Waste Revenue Disposal Bonds (Weyerhaeuser Company
                 Project), Series 1991, 7.250%, 9/01/14 (Alternative Minimum Tax)

      6,000    Martin County Industrial Facilities and Pollution Control Financing           5/04 at 102           A      6,079,500
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1994, 6.800%, 5/01/24 (Alternative Minimum Tax)

      1,000    Martin County Industrial Facilities and Pollution Control Financing          11/05 at 102           A        913,320
                 Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser Company
                 Project), Series 1995, 6.000%, 11/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.0%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds
               (High Point College Project), Series 1989:
        165      7.050%, 12/01/05                                                            6/00 at 102          A3        168,538
        175      7.100%, 12/01/06                                                            6/00 at 102          A3        178,759

      4,220    North Carolina Educational Facilities Finance Agency, Refunding              10/06 at 102         AA+      3,821,505
                 Revenue Bonds (Duke University Project), Series 1996B, 5.000%,
                 10/01/17

      1,000    North Carolina State Education Assistance Authority, Guaranteed               7/05 at 102           A      1,005,880
                 Student Loan Revenue Bonds, 1995 Series A (Subordinate Lien),
                 6.300%, 7/01/15 (Alternative Minimum Tax)

               University of North Carolina at Chapel Hill, Utilities System Revenue
               Refunding Bonds, Series 1997, The Board of Governors of the University of
               North Carolina:
      4,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,648,680
      4,265      0.000%, 8/01/18                                                            No Opt. Call          AA      1,439,267
      2,750      0.000%, 8/01/20                                                            No Opt. Call          AA        813,780

------------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.0%

      3,600    New Hanover County Industrial Facilities and Pollution Control                7/02 at 102        BBB-      3,616,272
                 Financing Authority, Revenue Refunding Bonds (Occidental
                 Petroleum Corporation Project), Series 1992, 6.700%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 17.9%

      5,500    The Charlotte-Mecklenburg Hospital Authority, Health Care System              1/06 at 102          AA      5,322,900
                 Revenue Refunding Bonds, Series A, 5.875%, 1/15/26

      6,000    The Charlotte-Mecklenburg Hospital Authority, Health Care System              1/07 at 102          AA      5,182,680
                 Revenue Bonds, Series 1997A, 5.125%, 1/15/22

      4,000    County of Cumberland Hospital Facility, Revenue Bonds (Cumberland            10/09 at 101          A-      3,231,080
                 County Hospital System, Inc.), Series 1999, 5.250%, 10/01/29


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $   4,500    North Carolina Medical Care Commission, Health Care Facilities                6/08 at 101          AA     $3,531,375
                 Revenue Bonds (Duke University Health System), Series 1998A,
                 4.750%, 6/01/28

               North Carolina Medical Care Commission, Health Care Facilities Revenue
               Bonds (Scotland Memorial Hospital Project), Series 1999:
        625      5.500%, 10/01/19                                                           10/08 at 102          AA        572,431
      1,200      5.500%, 10/01/29                                                           10/08 at 102          AA      1,068,552

      1,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                2/02 at 102        Baa3      1,057,060
                 (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

      2,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/08 at 101         AAA      1,720,460
                 (Mission-St. Joseph Health System), Series 1998, 5.125%, 10/01/28

      3,500    North Carolina Medical Care Commission, Hospital Revenue Bonds                6/09 at 102           A      3,331,825
                 (Southeastern Regional Medical Center), Series 1999, 6.250%, 6/01/29

      2,500    Northern Hospital District, Surry County, Health Care Facilities             10/01 at 102        BBB-      2,505,000
                 Revenue Refunding Bonds, Series 1991, 7.875%, 10/01/21

      5,750    Board of Governors of the University of North Carolina, University            2/06 at 102          AA      5,041,773
                 of North Carolina Hospitals at Chapel Hill, Revenue Bonds, Series
                 1996, 5.250%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 0.4%

        620    North Carolina Housing Finance Agency, Multifamily Revenue                    7/02 at 102         Aa2        644,416
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 20.4%

        495    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/01 at 102          AA        508,469
                 Series O (1985 Resolution), 7.600%, 3/01/21 (Alternative Minimum Tax)

      7,300    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/09 at 100          AA      6,671,324
                 Bonds, Series 5-A (1998 Trust Agreement), 5.625%, 7/01/30
                 (Alternative Minimum Tax)

               North Carolina Housing Finance Agency, Single Family Revenue Bonds,
               Series Y (1985 Resolution):
      1,925      6.300%, 9/01/15                                                             9/04 at 102          AA      1,954,510
      1,750      6.350%, 3/01/18                                                             9/04 at 102          AA      1,775,865

      3,280    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/09 at 100          AA      3,266,716
                 Bonds, Series 6-A (1998 Trust Agreement), 6.200%, 1/01/29

      1,795    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      1,812,304
                 Series BB (1985 Resolution), 6.500%, 9/01/26 (Alternative Minimum Tax)

      3,295    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      3,256,185
                 Series DD (1985 Resolution), 6.200%, 9/01/27 (Alternative Minimum Tax)

      4,340    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/06 at 102          AA      4,290,003
                 Series LL (1985 Resolution), 6.200%, 3/01/26 (Alternative Minimum Tax)

      2,500    North Carolina Housing Finance Agency, Single Family Revenue Bonds,       3/07 at 101 1/2          AA      2,370,375
                 Series RR (1985 Resolution), 5.850%, 9/01/28 (Alternative Minimum Tax)

      1,635    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/08 at 101          AA      1,485,496
                 Series VV (1985 Resolution), 5.250%, 3/01/17 (Alternative Minimum Tax)

      2,500    North Carolina Housing Finance Agency, Home Ownership Revenue                 7/08 at 101          AA      2,197,625
                 Bonds, Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26 (Alternative
                 Minimum Tax)

      4,370    North Carolina Housing Finance Agency, Home Ownership Revenue                 1/09 at 101          AA      3,761,041
                 Bonds, Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26 (Alternative
                 Minimum Tax)

      4,000    North Carolina Housing Finance Agency, Home Ownership Revenue                 1/09 at 100          AA      3,543,800
                 Bonds, Series 4-A (1998 Trust Agreement), 5.300%, 7/01/26
                 (Alternative Minimum Tax)

        460    Winston Salem, North Carolina, Single Family Mortgage Revenue                 9/00 at 102          A1        467,489
                 Bonds, Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)

                  Portfolio of Investments
                  Nuveen Flagship North Carolina Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.8%

  $    1,400   Gaston County Industrial Facilities and Pollution Control Financing          11/01 at 103         N/R   $  1,458,702
                 Authority, Industrial Development Revenue Bonds, Series 1985
                 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 14.1%

         500   City of Asheville, North Carolina, Certificates of Participation,             2/02 at 102          A1        516,015
                 Series 1992, 6.500%, 2/01/08

       1,000   City of Asheville, North Carolina, Certificates of Participation,             6/07 at 101         AAA        903,160
                 Series 1997A, 5.125%, 6/01/18

       2,830   City of Charlotte, North Carolina, General Obligation Water and               4/05 at 102         AAA      2,686,208
                 Sewer Bonds, Series 1995A, 5.400%, 4/01/20

         600   City of Durham, North Carolina, Certificates of Participation,                6/05 at 102          AA        601,536
                 Series 1995, 5.800%, 6/01/15

               County of Harnett, North Carolina, Certificates of Participation, Series
               1994 (Harnett County Projects):
       1,000     6.200%, 12/01/06                                                           12/04 at 102         AAA      1,050,910
       1,750     6.200%, 12/01/09                                                           12/04 at 102         AAA      1,826,388
         500     6.400%, 12/01/14                                                           12/04 at 102         AAA        524,455

               County of Pitt, North Carolina, Certificates of Participation (Pitt
               County Public Facilities Project), Series 1997A:
       1,250     5.550%, 4/01/12                                                             4/07 at 102         AAA      1,246,575
       1,000     5.850%, 4/01/17                                                             4/07 at 102         AAA      1,000,250

               Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
               Series Y of 1996:
      10,000     5.500%, 7/01/36                                                             7/16 at 100           A      9,151,300
       2,000     5.500%, 7/01/36                                                             7/16 at 100         AAA      1,865,740

         555   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/00 at 100        BBB+        556,238
                 Bonds, Series 1988A, 7.750%, 7/01/08

       1,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A        957,270
                 Series L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%,
                 7/01/21

               Town of Ramseur, North Carolina, General Obligation Water Refunding Bonds,
               Series 1997:
         120     5.750%, 6/01/18                                                             6/07 at 102         N/R        115,894
         125     5.750%, 6/01/19                                                             6/07 at 102         N/R        119,779
         125     5.750%, 6/01/20                                                             6/07 at 102         N/R        118,946
         130     5.750%, 6/01/21                                                             6/07 at 102         N/R        122,935
         105     5.750%, 6/01/22                                                             6/07 at 102         N/R         99,092

         715   County of Stokes, North Carolina, Certificates of Participation,              3/01 at 102         AAA        740,068
                 Series 1991, 7.000%, 3/01/06

       1,410   County of Union, North Carolina, Certificates of Participation,               4/03 at 102         AAA      1,459,491
                 Series 1992, 6.375%, 4/01/12

------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.6%

       6,000   City of Charlotte, North Carolina, Airport Revenue Bonds, Series              7/09 at 101         AAA      5,899,680
                 1999B, 6.000%, 7/01/28 (Alternative Minimum Tax)

         710   Piedmont Triad Airport Authority, Airport Revenue Bonds, Series               7/09 at 101         AAA        701,182
                 1999B, 6.000%, 7/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 7.4%

         130   Asheville Housing Development Corporation, First Lien Revenue Bonds,         11/09 at 100      N/R***        158,059
                 Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

       1,500   County of Buncombe, North Carolina, Certificates of Participation            12/02 at 102      Aa3***      1,584,405
                 (1992 Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to
                 12/01/02)

       1,900   Craven Regional Medical Authority, Insured Health Care Facilities            10/00 at 102         AAA      1,953,694
                 Revenue Bonds, Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

         705   City of Durham, North Carolina, Certificates of Participation (1990           9/00 at 102       Aa***        723,556
                 Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

       1,000   City of Durham, North Carolina, Certificates of Participation,               12/01 at 102      Aa3***      1,045,800
                 Series 1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

       $995    North Carolina Eastern Municipal Power Agency, Power System                   1/02 at 100         AAA     $1,077,396
                 Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

         55    North Carolina Medical Care Commission, Hospital Revenue                     No Opt. Call         AAA         60,157
                 Bonds (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

               North Carolina Medical Care Commission, Hospital Revenue Bonds (Halifax
               Memorial Hospital Project), Series 1992:
      1,275      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,340,918
      1,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,051,700

      3,400    North Carolina Medical Care Commission, Hospital Revenue                     10/00 at 102       AA***      3,505,672
                 Bonds (Community General Hospital of Thomasville), Series 1990, 8.100%,
                 10/01/15 (Pre-refunded to 10/01/00)

        700    County of Pender, North Carolina, Certificates of Participation,              6/01 at 102     Baa1***        734,020
                 Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

        295    University of North Carolina at Chapel Hill, Student Fee                      6/01 at 102         AAA        307,336
                 Revenue Bonds, Series 1991 (Student Recreation Center), The Board of
                 Governors of the University of North Carolina, 7.000%, 6/01/08
                 (Pre-refunded to 6/01/01)

------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 17.5%

               Coastal Regional Solid Waste Management Authority, Solid Waste System
               Revenue Bonds, Series 1992:
      1,000      6.300%, 6/01/04                                                             6/02 at 102          A3      1,042,530
      1,000      6.500%, 6/01/08                                                             6/02 at 102          A3      1,046,290

      2,000    City of Concord, North Carolina, Utilities Systems Refunding                 12/08 at 101         AAA      1,802,160
                 Revenue Bonds, Series 1998B, 5.000%, 12/01/17

      1,845    City of Fayetteville, North Carolina, Public Works Commission                 3/05 at 102         AAA      1,727,400
                 Revenue Bonds, Series 1995A, 5.250%, 3/01/16

      2,000    City of Greenville Utilities Commission, Combined Enterprise                  9/04 at 102          A+      2,021,020
                 System Revenue Bonds, Series 1994, 6.000%, 9/01/16

      5,300    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA      5,395,028
                 Revenue Bonds, Refunding Series 1993 B, 6.000%, 1/01/18

      2,400    North Carolina Eastern Municipal Power Agency, Power System                   1/08 at 101         AAA      2,168,520
                 Revenue Bonds, Refunding Series 1997 A, 5.375%, 1/01/24

      5,000    North Carolina Eastern Municipal Power Agency, Power System                   1/10 at 101         BBB      4,945,600
                 Revenue Bonds, Series 1999D, 6.750%, 1/01/26

      1,000    North Carolina Municipal Power Agency Number 1, Catawba                       1/03 at 100        BBB+        919,350
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

      5,665    North Carolina Municipal Power Agency Number 1, Catawba                       1/10 at 101        BBB+      5,505,926
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20

      5,250    Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/08 at 101 1/2        BBB+      4,441,027
                 Series DD, 5.000%, 7/01/28

        870    City of Shelby, North Carolina, Combined Enterprise System                    5/05 at 102          A-        820,157
                 Revenue Bonds, Series 1995A, 5.500%, 5/01/17

                     Portfolio of Investments
                     Nuveen Flagship North Carolina Municipal Bond Fund
                      (continued)
                     May 31, 2000


  Principal                                                                                Optional Call                     Market
Amount(000)    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.8%

     $1,000    County of Dare, North Carolina, Utilities System Revenue Bonds, Series        6/08 at 102         AAA   $    825,010
                 1998A, 4.750%, 6/01/24

      2,500    City of Raleigh, North Carolina, Combined Enterprise System Revenues          3/09 at 101         AA+      2,064,350
                 Bonds, Series 1999, 4.750%, 3/01/24

        334    Woodfin Treatment Facility, Inc., Proportionate Interest Certificates        No Opt. Call         N/R        327,256
                 5.500%, 12/01/03
------------------------------------------------------------------------------------------------------------------------------------
  $ 199,359    Total Investments (cost $188,840,119) - 100.1%                                                           182,241,375
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                                      (247,889)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $181,993,486
               =====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
               N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen Flagship Tennessee Municipal Bond Fund
                     May 31, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 10.8%

$      3,000   The Industrial Development Board of the City of Chattanooga,                  7/03 at 103         AA-   $  3,050,460
                Pollution Control Revenue Bonds, Series 1982 A. (E.I. du Pont de Nemours
                and Company Project), 6.350%, 7/01/22

      12,000   The Industrial Development Board of Humphreys County, Solid Waste             5/04 at 102         AA-     12,416,040
                Disposal Facility Bonds (E.I. du Pont de Nemours and Company Project),
                6.700%, 5/01/24 (Alternative Minimum Tax)

      10,000   The Industrial Development Board of the County of McMinn,                     3/01 at 102         BBB     10,271,700
                Pollution Control Facilities Revenue Bonds, Series 1991 (Calhoun
                Newsprint Company Project - Bowater Incorporated Obligor)
                7.625%, 3/01/16 (Alternative Minimum Tax)

       4,950   The Industrial Development Board of the County of McMinn, Solid              12/02 at 102         BBB      5,076,968
                Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                Newsprint Company Project - Bowater Incorporated Obligor), 7.400%,
                12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 2.5%

       7,000   The Industrial Development Board of Maury County, Multi-Modal                 9/04 at 102           A      7,072,310
                Interchangeable Rate Pollution Control Refunding Revenue Bonds
                (Saturn Corporation Project), Series 1994, 6.500%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.9%

       6,750   The Industrial Development Board of Loudon County, Solid Waste                2/03 at 102          AA      6,737,040
                Disposal Revenue Bonds (Kimberly-Clark Corporation Project),
                Series 1993, 6.200%, 2/01/23 (Alternative Minimum Tax)

         250   Memphis, Shelby County, Industrial Development Board, Industrial             No Opt. Call          A1        255,690
                Development Revenue Bonds (Colonial Baking Company - Memphis Project),
                Series 1981, 9.500%, 4/01/01

       1,245   Industrial Development Board of the City of South Fulton,                    10/05 at 102          A3      1,206,393
                Industrial Development Revenue Bonds (Tyson Foods, Inc. Project),
                Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.4%

       3,705   Tennessee State School Bond Authority, Higher Educational                 5/02 at 101 1/2         AAA      3,843,975
                Facilities Bonds, 1992 Series A, 6.250%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 15.0%

       3,060   Blount County, Tennessee, Hospital Revenue Improvement Bonds,                 7/08 at 100        Baa1      2,350,019
                Series 1998B, 5.125%, 7/01/19

       4,000   The Health, Educational and Housing Facility Board of the City of             6/08 at 101          A-      3,140,800
                Chattanooga, Hospital Improvement and Refunding Revenue Bonds,
                Series 1998 (Siskin Hospital for Physical Rehabilitation, Inc. Project),
                5.250%, 6/01/28

       1,550   The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      1,526,766
                Hospital Refunding Revenue Bonds, Series 1993
                (Cookeville General Hospital Project), 5.750%, 10/01/10

       7,350   The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,147,802
                Improvement Bonds, Series 1995 (Jackson - Madison County General
                Hospital Project), 5.625%, 4/01/15

       5,000   The Health and Educational Facilities Board of Johnson City,                  1/09 at 101         AAA      4,481,100
                Hospital Revenue Refunding and Improvement Bonds, Series 1998C
                (Johnson City Medical Center Hospital), 5.250%, 7/01/28

       1,000   The Health, Educational and Housing Facilities Board of the County           No Opt. Call         AAA      1,044,740
                of Knox, Hospital Revenue Bonds, Series 1993A (Fort Sanders
                Alliance Obligated Group), 6.250%, 1/01/13

      16,000   The Health, Educational and Housing Facilities Board of the County            4/09 at 101        Baa1     13,077,280
                of Knox, Revenue Bonds, Series 1999 (University Health System, Inc),
                5.625%, 4/01/29

               Portfolio of Investments
               Nuveen Flagship Tennessee Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $    1,250   The Health and Educational Facilities Board of the Metropolitan              11/05 at 102         AAA   $  1,186,825
                 Government of Nashville and Davidson County, Hospital Revenue Bonds,
                 Series 1995 (Adventist Health System - Sunbelt, Inc.), 5.750%, 11/15/25

       2,395   The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,502,536
                 Government of Nashville and Davidson County, Hospital Revenue Bonds,
                 Series 1991 (Adventist Health System - Sunbelt, Inc.), 7.000%, 11/15/16

       4,000   Shelby County Health Educational and Housing Facility Board, Hospital         8/05 at 100         AAA      3,701,760
                 Revenue Refunding Bonds, Methodist Health System, Inc., Series 1995,
                 5.250%, 8/01/15

       2,500   Sumner County Health Educational and Housing Facilities Board, Revenue       11/04 at 102          A-      2,689,500
                 Refunding Bonds, Sumner Regional Health System, Inc., Series 1994,
                 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.4%

       1,200   The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,196,532
                 Chattanooga, Multifamily Mortgage Revenue Refunding Bonds, Series 1993A
                 (Windridge Apartments - FHA-Insured Mortgage), 5.950%, 7/01/14

               The Health, Educational and Housing Facility Board of the City of
               Chattanooga, Housing Revenue Bonds (GNMA Collateralized - Rainbow Creek
               Apartments Project), Series 1999:
         500     6.125%, 11/20/19 (Alternative Minimum Tax)                                 11/09 at 102         AAA        488,605
       3,955     6.375%, 11/20/39 (Alternative Minimum Tax)                                 11/09 at 102         AAA      3,841,254

       3,500   The Industrial Development Board of the City of Franklin, Multifamily        10/06 at 102         AAA      3,382,960
                 Housing Revenue Refunding Bonds (The Landings Apartments Project),
                 Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government of Nashville and Davidson County, Health and
               Educational Facilities Board, Housing Mortgage Revenue Bonds (Herman
               Street), Series 1992:
         250     7.000%, 6/01/17                                                             6/02 at 103         AAA        260,553
         495     7.250%, 6/01/32                                                             6/02 at 103         AAA        518,928

       2,720   The Industrial Development Board of the Metropolitan Government of            1/10 at 102         Aaa      2,719,728
                 Nashville and Davidson County, Multifamily Housing Revenue Refunding
                 Bonds, Series 2000A (GNMA Collateralized - The Valley Forge Apartments
                 Project), 6.375%, 1/20/31
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 13.8%

         205   County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA        209,166
                 (Home Purchase and Rehabilitation Program), Series 1990, 8.000%,
                 9/01/23 (Alternative Minimum Tax)

       6,000   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/06 at 102          AA      6,024,000
                 Issue 4A, 6.375%, 7/01/22 (Alternative Minimum Tax)

         990   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/07 at 102          AA        962,676
                 Issue 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)

          85   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA         86,141
                 Issue U, 7.400%, 7/01/16

       3,900   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA      3,942,393
                 Issue T, 7.375%, 7/01/23 (Alternative Minimum Tax)

       2,380   Tennessee Housing Development Agency, Homeownership Program Bonds,            7/02 at 102          AA      2,418,675
                 Issue WR, 6.800%, 7/01/17

               Tennessee Housing Development Agency, Homeownership Program Bonds,
               Issue 1998-2:
       4,000     5.350%, 7/01/23 (Alternative Minimum Tax)                                   1/09 at 101          AA      3,548,640
      10,095     5.375%, 7/01/29 (Alternative Minimum Tax)                                   1/09 at 101          AA      8,844,129

       7,700   Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      6,856,157
                 Issue 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative Minimum Tax)

       5,500   Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      5,394,235
                 Issue 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)

         915   Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          AA        930,326
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.2%

 $     2,865   The Health and Educational Facilities Board of the Metropolitan               2/08 at 102          AA    $ 2,584,029
                 Government of Nashville and Davidson County, Multi-Modal
                 Interchangeable Rate Health Facility Revenue Bonds (Richland Place,
                 Inc. Project), Series 1993, 5.500%, 5/01/23

       4,700   The Health and Educational Facilities Board of the Metropolitan               7/08 at 102         N/R      3,613,454
                 Government of Nashville and Davidson County, Revenue Refunding Bonds,
                 Series 1998 (The Blakeford at Green Hills), 5.650%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.9%

       1,000   Hamilton County, Tennessee, General Obligation Bonds, Series 1995,            2/05 at 102         Aa2      1,060,590
                 6.250%, 2/01/20

       4,000   Metropolitan Government of Nashville and Davidson County, General             5/07 at 102          AA      3,510,680
                 Obligation Refunding Bonds, Series 1997, 5.125%, 5/15/25

         750   Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101         AA+        744,953
                 Series A, 5.625%, 4/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 9.0%

       4,000   The Health and Educational Facilities Board of the Metropolitan               6/09 at 100         AAA      3,401,480
                 Government of Nashville and Davidson County, Revenue Refunding and
                 Improvement Bonds (Meharry Medical College Project), Series 1996,
                 5.000%, 12/01/24

       4,000   The Sports Authority of the Metropolitan Government of Nashville              7/06 at 101         AAA      3,861,080
                 and Davidson County, Public Improvement Revenue Bonds (Stadium
                 Project), Series 1996, 5.750%, 7/01/26

       6,275   Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      5,742,441
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

      13,300   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,             No Opt. Call           A     12,731,691
                 Series L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 7.3%

               Memphis-Shelby County Airport Authority, Airport Revenue Bonds,
               Series 1999D:
       4,000     6.000%, 3/01/24 (Alternative Minimum Tax)                                   3/10 at 101         AAA      3,937,400
       1,640     6.125%, 3/01/25 (Alternative Minimum Tax)                                   3/10 at 101         AAA      1,637,737

       5,545   Memphis-Shelby County Airport Authority, Special Facilities Revenue           9/01 at 103         BBB      5,867,165
                 Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

       4,475   Memphis-Shelby County Airport Authority, Special Facilities Revenue           9/02 at 102         BBB      4,619,006
                 Refunding Bonds, Series 1992 (Federal Express Corporation), 6.750%,
                 9/01/12

               Metropolitan Nashville Airport Authority, Airport Improvement
               Revenue Bonds, Refunding Series 1991C:
         145     6.625%, 7/01/07                                                             7/01 at 102         AAA        150,352
       4,385     6.600%, 7/01/15                                                             7/01 at 102         AAA      4,541,676
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 16.2%

       1,930   The Health, Educational and Housing Facility Board of the City of             9/01 at 102         AAA      2,008,435
                 Chattanooga, Hospital Revenue Bonds, Series 1991A (Memorial Hospital
                 Project), 6.600%, 9/01/12 (Pre-refunded to 9/01/01)

               City of Clarksville, Tennessee, Hospital Revenue Refunding and Improvement
               Bonds, Series 1993 (Clarksville Memorial Hospital Project):
       1,000     6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,046,430
       1,775     6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,857,413
       1,250     6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                   7/03 at 102     Baa1***      1,312,438

       1,125   Eastside Utility District of Hamilton County, Water System Revenue           11/01 at 102        A***      1,175,963
                 Bonds, Series 1992, 6.750%, 11/01/11 (Pre-refunded to 11/01/01)

       1,455   Gladeville Utility District of Wilson County, Waterworks Revenue             10/00 at 100         AAA      1,468,546
                 Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

       5,000   Johnson City, Tennessee, School Sales Tax Revenue and Unlimited Tax           5/06 at 100         AAA      5,384,100
                 Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

               Portfolio of Investments
               Nuveen Flagship Tennessee Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               The Health and Educational Facilities Board of Johnson City, Hospital
               Revenue Refunding and Improvement Bonds, Series 1991 (Johnson City
               Medical Center Hospital):
  $      440     6.750%, 7/01/16 (Pre-refunded to 7/01/09)                                   7/09 at 100         AAA    $   457,512
       1,650     6.750%, 7/01/16                                                             7/01 at 102         AAA      1,715,670

               The Health and Educational Facilities Board of Johnson City, Hospital
               Revenue Refunding and Improvement Bonds, Series 1998C (Johnson City
               Medical Center Hospital):
       2,825     5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                   7/23 at 100         AAA      2,519,731
       2,175     5.125%, 7/01/25                                                             1/09 at 101         AAA      1,928,420

      41,570   The Health and Educational Facilities Board of the Metropolitan              No Opt. Call         Aaa      9,831,305
                 Government of Nashville and Davidson County, Revenue Bonds, Series
                 1988 (Volunteer Healthcare), Subordinate Lien, 0.000%, 6/01/21

       1,165   The Health and Educational Facilities Board of the Metropolitan              10/07 at 105      N/R***      1,433,800
                 Government of Nashville and Davidson County, Revenue Bonds, Series
                 1992A (Mur-Ci Homes Inc. Project), 9.000%, 10/01/22 (Pre-refunded to
                 10/01/07)

       2,500   The Public Building Authority of the City of Mt. Juliet, Revenue              2/04 at 110         AAA      2,933,300
                 Bonds (Utility District Loan Program), Series B, Madison Suburban
                 Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

         250   Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101      AA+***        256,905
                 Series A, 5.625%, 4/01/14 (Pre-refunded to 4/01/05)

               Tennessee State Local Development Authority, State Loan Program,
               Series A:
       1,325     7.000%, 3/01/12 (Pre-refunded to 3/01/01)                                   3/01 at 102       AA***      1,372,939
       1,175     7.000%, 3/01/21 (Pre-refunded to 3/01/01)                                   3/01 at 102       AA***      1,217,512

       2,660   Tennessee State Local Development Authority, Community Provider Loan         10/02 at 102        A***      2,815,397
                 Program, 7.000%, 10/01/21 (Pre-refunded to 10/01/02)

       2,300   The White House Utility District of Robertson and Sumner Counties,            1/02 at 102         AAA      2,393,380
                 Water Revenue Refunding and Improvement Bonds, Series 1992B, 6.375%,
                 1/01/22 (Pre-refunded to 1/01/02)

               Wilson County, Tennessee, Series 1994. Certificates of Participation
               (Wilson County Educational Facilities Corporation):
       1,500     6.125%, 6/30/10 (Pre-refunded to 6/30/04)                                   6/04 at 102       A2***      1,573,860
       1,500     6.250%, 6/30/15 (Pre-refunded to 6/30/04)                                   6/04 at 102       A2***      1,580,670
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.1%

       1,520   City of Clarksville, Tennessee, Water, Sewer and Gas Revenue                 No Opt. Call         AAA        596,554
                 Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16

       2,700   City of Fayetteville, Tennessee, Broadband Telecommunications                 4/08 at 101         N/R      2,585,303
                 Network Revenue Bonds, Series 2000, 6.500%, 4/01/20

               The City of Jackson, Tennessee, Electric System Revenue Bonds,
               Series E:
         315     6.300%, 8/01/09                                                             8/00 at 102          A1        322,121
         335     6.300%, 8/01/10                                                             8/00 at 102          A1        342,573
         355     6.300%, 8/01/11                                                             8/00 at 102          A1        363,026
         380     6.300%, 8/01/12                                                             8/00 at 102          A1        388,591

       3,000   City of Jackson, Tennessee, Gas System Revenue Bonds, Series 1997,            4/07 at 100         AAA      2,678,160
                 5.000%, 4/15/18

               Metropolitan Government of Nashville and Davidson County, Electric Revenue
               Bonds, Series 1996A:
       7,800     0.000%, 5/15/11                                                            No Opt. Call         AAA      4,187,040
       8,500     0.000%, 5/15/12                                                            No Opt. Call         AAA      4,271,080

      11,000   The Metropolitan Government of Nashville and Davidson County,                No Opt. Call         AAA      3,425,730
                 Electric System Revenue Bonds, 1998 Series A, 0.000%, 5/15/19

       1,000   The Middle Tennessee Utility District of Cannon, Cumberland, Dekalb,         10/02 at 102         AAA      1,046,420
                 Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                 Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.1%

  $    4,445   City of Knoxville, Tennessee, Waste Water System Refunding and                4/07 at 101          AA   $  3,927,290
                 Improvement Bonds, Series 1998, 5.125%, 4/01/23

       3,000   Madison, Tennessee, Suburban Utility District, Water Revenue                  2/08 at 100         AAA      2,642,610
                 Refunding Bonds, Series 1995, 5.000%, 2/01/19

       1,000   Milcrofton Utility District of Williamson County, Waterworks Revenue          2/06 at 102         N/R        888,750
                 Refunding Bonds, Series 1996 (Junior Lien), 6.000%, 2/01/24

       1,500   Wilson County Water and Wastewater Authority, Waterworks Revenue              3/08 at 102        Baa1      1,490,820
                 Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
  $  335,895   Total Investments (cost $286,908,632) - 97.6%                                                            277,848,330
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       6,699,795
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $284,548,125
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 2000


                                                                                                               Georgia     Louisiana
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                      $135,853,567  $115,262,346
Cash                                                                                                                --       969,016
Receivables:
 Interest                                                                                                    3,112,569     2,068,635
 Investments sold                                                                                              580,000        35,000
 Shares sold                                                                                                   142,985        74,993
Other assets                                                                                                     3,298         2,680
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                             139,692,419   118,412,670
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                               1,185,610            --
Payables:
 Investments purchased                                                                                              --     3,137,228
 Shares redeemed                                                                                             1,262,642       153,123
Accrued expenses:
 Management fees                                                                                                64,077        53,695
 12b-1 distribution and service fees                                                                            40,206        39,461
 Other                                                                                                          57,872        50,682
Dividends payable                                                                                              241,407       155,181
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                          2,851,814     3,589,370
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $136,840,605  $114,823,300
====================================================================================================================================
Class A Shares
Net assets                                                                                                $104,434,048  $ 77,602,974
Shares outstanding                                                                                          10,433,903     7,555,915
Net asset value and redemption price per share                                                            $      10.01  $      10.27
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $      10.45  $      10.72
====================================================================================================================================
Class B Shares
Net assets                                                                                                $ 12,469,551  $ 17,193,559
Shares outstanding                                                                                           1,244,019     1,674,424
Net asset value, offering and redemption price per share                                                  $      10.02  $      10.27
====================================================================================================================================
Class C Shares
Net assets                                                                                                $ 19,531,657  $ 19,073,918
Shares outstanding                                                                                           1,954,927     1,859,265
Net asset value, offering and redemption price per share                                                  $       9.99  $      10.26
====================================================================================================================================
Class R Shares
Net assets                                                                                                $    405,349  $    952,849
Shares outstanding                                                                                              40,618        92,739
Net asset value, offering and redemption price per share                                                  $       9.98  $      10.27
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                        North Carolina     Tennessee
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                      $182,241,375  $277,848,330
Cash                                                                                                                --     2,539,088
Receivables:
 Interest                                                                                                    3,924,998     4,769,272
 Investments sold                                                                                                   --            --
 Shares sold                                                                                                   145,664       352,390
Other assets                                                                                                     5,006        10,907
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                             186,317,043   285,519,987
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                               3,163,351            --
Payables:
 Investments purchased                                                                                              --            --
 Shares redeemed                                                                                               560,940       139,918
Accrued expenses:
 Management fees                                                                                                84,000       130,413
 12b-1 distribution and service fees                                                                            45,209        66,915
 Other                                                                                                          71,863       102,474
Dividends payable                                                                                              398,194       532,142
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                          4,323,557       971,862
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $181,993,486  $284,548,125
====================================================================================================================================
Class A Shares
Net assets                                                                                                $153,091,096  $248,147,631
Shares outstanding                                                                                          16,128,652    24,007,584
Net asset value and redemption price per share                                                            $       9.49  $      10.34
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $       9.91  $      10.79
====================================================================================================================================
Class B Shares
Net assets                                                                                                $ 11,541,372  $ 12,526,569
Shares outstanding                                                                                           1,214,147     1,210,749
Net asset value, offering and redemption price per share                                                  $       9.51  $      10.35
====================================================================================================================================
Class C Shares
Net assets                                                                                                $ 16,022,966  $ 23,327,030
Shares outstanding                                                                                           1,690,313     2,256,094
Net asset value, offering and redemption price per share                                                  $       9.48  $      10.34
====================================================================================================================================
Class R Shares
Net assets                                                                                                $  1,338,052  $    546,895
Shares outstanding                                                                                             140,914        52,957
Net asset value, offering and redemption price per share                                                  $       9.50  $      10.33
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2000

                                                                           Georgia      Louisiana    North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                     $  9,018,074   $  7,865,865      $ 11,858,687    $ 18,213,551
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            816,481        704,775         1,067,109       1,620,108
12b-1 service fees - Class A                                               230,031        173,309           331,705         520,890
12b-1 distribution and service fees - Class B                              116,789        180,255           105,308         120,337
12b-1 distribution and service fees - Class C                              159,678        155,907           129,949         195,064
Shareholders' servicing agent fees and expenses                            195,730        160,269           335,557         338,481
Custodian's fees and expenses                                              146,216         60,121           112,727         204,177
Trustees' fees and expenses                                                  5,493          5,100             6,634           9,943
Professional fees                                                            5,927            227             2,692          19,005
Shareholders' reports - printing and mailing expenses                       97,781         78,187            30,348         161,867
Federal and state registration fees                                         11,114          8,869             8,607          12,982
Other expenses                                                               7,916          4,736             2,104          14,841
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     1,793,156      1,531,755         2,132,740       3,217,695
  Custodian fee credit                                                      (4,942)       (11,048)          (15,222)        (56,125)
  Expense reimbursement                                                     (6,667)       (16,608)               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             1,781,547      1,504,099         2,117,518       3,161,570
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    7,236,527      6,361,766         9,741,169      15,051,981
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                   (1,858,006)    (2,160,063)       (2,469,733)       (803,231)
Net change in unrealized appreciation or depreciation of investments   (12,307,519)   (11,522,122)      (15,748,868)    (26,425,394)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       (14,165,525)   (13,682,185)      (18,218,601)    (27,228,625)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 $ (6,928,998)  $ (7,320,419)     $ (8,477,432)   $(12,176,644)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                                   Georgia                     Louisiana
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/00        5/31/99        5/31/00        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  7,236,527   $  7,291,338   $  6,361,766   $  5,932,274
Net realized gain (loss) from investment transactions                      (1,858,006)     1,743,273     (2,160,063)       542,532
Net change in unrealized appreciation or depreciation of investments      (12,307,519)    (4,263,258)   (11,522,122)    (2,258,787)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      (6,928,998)     4,771,353     (7,320,419)     4,216,019
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                                                   (5,865,555)    (6,036,625)    (4,504,634)    (4,530,236)
 Class B                                                                     (530,214)      (302,465)      (839,880)      (554,071)
 Class C                                                                     (962,716)      (938,110)      (962,361)      (749,521)
 Class R                                                                      (20,772)       (13,736)      (100,777)       (98,115)
From accumulated net realized gains from investment transactions:
 Class A                                                                     (437,997)            --        (28,034)      (327,196)
 Class B                                                                      (47,899)            --         (6,316)       (46,841)
 Class C                                                                      (82,105)            --         (6,860)       (60,212)
 Class R                                                                       (1,680)            --           (728)        (8,993)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (7,948,938)    (7,290,936)    (6,449,590)    (6,375,185)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           17,497,176     39,029,909     18,968,563     42,859,091
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                              3,151,570      2,897,417      2,151,796      2,607,781
----------------------------------------------------------------------------------------------------------------------------------
                                                                           20,648,746     41,927,326     21,120,359     45,466,872

Cost of shares redeemed                                                   (33,781,868)   (17,634,491)   (34,376,053)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (13,133,122)    24,292,835    (13,255,694)    32,155,994
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (28,011,058)    21,773,252    (27,025,703)    29,996,828
Net assets at the beginning of year                                       164,851,663    143,078,411    141,849,003    111,852,175
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $136,840,605   $164,851,663   $114,823,300   $141,849,003
==================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end
 of year                                                                 $   (141,240)  $      1,490   $    (44,267)  $      1,619
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                               North Carolina                  Tennessee
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/00        5/31/99        5/31/00        5/31/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  9,741,169   $  9,829,859   $ 15,051,981   $ 15,244,309
Net realized gain (loss) from investment transactions                      (2,469,733)       104,431       (803,231)       557,919
Net change in unrealized appreciation or depreciation of investments      (15,748,868)    (3,181,988)   (26,425,394)    (5,201,506)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      (8,477,432)     6,752,302    (12,176,644)    10,600,722
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                  (8,416,716)    (8,995,903)   (13,463,555)   (13,826,854)
  Class B                                                                    (475,616)      (283,644)      (555,619)      (398,784)
  Class C                                                                    (779,526)      (514,487)    (1,190,650)    (1,039,949)
  Class R                                                                     (69,455)       (60,402)       (28,304)       (27,716)
From accumulated net realized gains from investment transactions:
  Class A                                                                          --     (1,598,066)            --             --
  Class B                                                                          --        (60,411)            --             --
  Class C                                                                          --        (99,492)            --             --
  Class R                                                                          --        (11,127)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (9,741,313)   (11,623,532)   (15,238,128)   (15,293,303)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           22,428,233     34,546,447     31,814,973     47,588,847
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                           4,811,012      5,975,298      6,596,626      6,661,847
----------------------------------------------------------------------------------------------------------------------------------
                                                                           27,239,245     40,521,745     38,411,599     54,250,694

Cost of shares redeemed                                                   (39,824,543)   (21,940,534)   (53,455,965)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (12,585,298)    18,581,211    (15,044,366)    26,486,756
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (30,804,043)    13,709,981    (42,459,138)    21,794,175
Net assets at the beginning of year                                       212,797,529    199,087,548    327,007,263    305,213,088
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $181,993,486   $212,797,529   $284,548,125   $327,007,263
==================================================================================================================================
Undistributed (Over-distribution of) net investment income at the
 end of year                                                             $      4,838   $      4,982   $   (161,263)  $     24,884
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Louisiana had an outstanding when-issued purchase commitment of $3,137,228. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Georgia
                                                                       -----------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 825,461   $  8,544,862    1,719,183   $ 19,217,921
  Class B                                                                 383,728      3,976,797      806,630      9,032,174
  Class C                                                                 471,068      4,866,904      953,740     10,667,189
  Class R                                                                  10,463        108,613       10,082        112,625
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 247,168      2,562,706      216,299      2,426,448
  Class B                                                                  21,073        218,203       11,396        127,876
  Class C                                                                  34,030        351,928       29,544        330,616
  Class R                                                                   1,818         18,733        1,116         12,477
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,994,809     20,648,746    3,747,990     41,927,326
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (2,266,825)   (23,297,228)  (1,084,049)   (12,116,347)
  Class B                                                                (247,793)    (2,544,506)     (45,215)      (503,665)
  Class C                                                                (765,079)    (7,891,329)    (449,451)    (5,014,371)
  Class R                                                                  (4,837)       (48,805)         (10)          (108)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,284,534)   (33,781,868)  (1,578,725)   (17,634,491)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,289,725)  $(13,133,122)   2,169,265   $ 24,292,835
============================================================================================================================

                                                                                             Louisiana
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 785,689   $  8,401,450    1,716,601   $ 19,817,323
  Class B                                                                 446,286      4,853,551      914,530     10,557,807
  Class C                                                                 533,059      5,679,766      865,510      9,983,365
  Class R                                                                   2,998         33,796      215,752      2,500,596
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 154,147      1,642,509      175,520      2,033,853
  Class B                                                                  24,548        260,848       24,928        288,244
  Class C                                                                  16,397        174,250       16,348        189,229
  Class R                                                                   6,835         74,189        8,320         96,455
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,969,959     21,120,359    3,937,509     45,466,872
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (2,101,264)   (22,256,744)    (893,149)   (10,322,469)
  Class B                                                                (455,632)    (4,781,672)     (59,695)      (688,490)
  Class C                                                                (569,275)    (5,975,857)    (188,463)    (2,173,160)
  Class R                                                                (132,474)    (1,361,780)     (11,114)      (126,759)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,258,645)   (34,376,053)  (1,152,421)   (13,310,878)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,288,686)  $(13,255,694)   2,785,088   $ 32,155,994
============================================================================================================================

                                                                                         North Carolina
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               1,458,315   $ 14,186,851    1,497,738   $ 15,852,866
  Class B                                                                 389,060      3,813,690      765,417      8,109,386
  Class C                                                                 409,263      4,079,009      945,187      9,986,996
  Class R                                                                  35,454        348,683       56,314        597,199
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 420,281      4,109,465      510,481      5,422,357
  Class B                                                                  23,669        231,544       16,356        173,663
  Class C                                                                  42,432        414,235       30,647        324,719
  Class R                                                                   5,710         55,768        5,136         54,559
----------------------------------------------------------------------------------------------------------------------------
                                                                        2,784,184     27,239,245    3,827,276     40,521,745
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (3,417,695)   (33,067,872)  (1,889,845)   (19,995,567)
  Class B                                                                (219,771)    (2,131,000)    (100,335)    (1,061,551)
  Class C                                                                (450,529)    (4,368,004)     (68,759)      (724,414)
  Class R                                                                 (26,590)      (257,667)     (14,938)      (159,002)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (4,114,585)   (39,824,543)  (2,073,877)   (21,940,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,330,401)  $(12,585,298)   1,753,399   $ 18,581,211
============================================================================================================================

                                                                                             Tennessee
                                                                       -----------------------------------------------------
                                                                              Year Ended                  Year Ended
                                                                                5/31/00                     5/31/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               2,319,290   $ 24,668,758    2,608,976   $ 29,959,161
  Class B                                                                 330,315      3,544,572      645,177      7,415,547
  Class C                                                                 327,343      3,527,563      887,754     10,185,551
  Class R                                                                   7,089         74,080        2,492         28,588
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 551,779      5,886,318      525,327      6,045,014
  Class B                                                                  26,020        277,252       17,555        202,163
  Class C                                                                  38,758        413,470       34,095        392,181
  Class R                                                                   1,836         19,586        1,957         22,489
----------------------------------------------------------------------------------------------------------------------------
                                                                        3,602,430     38,411,599    4,723,333     54,250,694
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (4,174,615)   (44,481,379)  (2,109,544)   (24,227,337)
  Class B                                                                (243,522)    (2,583,668)     (68,504)      (782,931)
  Class C                                                                (600,687)    (6,361,852)    (236,242)    (2,705,131)
  Class R                                                                  (2,818)       (29,066)      (4,257)       (48,539)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (5,021,642)   (53,455,965)  (2,418,547)   (27,763,938)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,419,212)  $(15,044,366)   2,304,786   $ 26,486,756
============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

                                                                North
                                         Georgia  Louisiana  Carolina  Tennessee
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                 $.0440     $.0455    $.0420     $.0460
  Class B                                  .0375      .0390     .0360      .0395
  Class C                                  .0390      .0405     .0375      .0410
  Class R                                  .0455      .0470     .0435      .0475
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                                                           North
                                           Georgia      Louisiana       Carolina      Tennessee
-----------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities      $ 22,166,788   $ 36,340,072   $ 44,641,197   $ 44,210,538
  Short-term municipal securities               --      8,000,000      9,550,000             --
Sales and maturities:
  Long-term municipal securities        33,883,045     48,769,486     55,286,698     66,701,678
  Short-term municipal securities               --      8,000,000      9,550,000             --
===============================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                          North
                                          Georgia      Louisiana       Carolina      Tennessee
----------------------------------------------------------------------------------------------
                                     $141,337,185   $120,779,500   $190,386,981   $287,305,345
==============================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              North
                                  Georgia    Louisiana     Carolina    Tennessee
--------------------------------------------------------------------------------
Expiration year:
  2003                           $     --   $       --   $       --   $2,229,031
  2004                                 --           --           --           --
  2005                                 --           --           --           --
  2006                                 --           --           --           --
  2007                                 --           --           --           --
  2008                            689,075    1,112,952    1,052,642      406,519
--------------------------------------------------------------------------------
Total                            $689,075   $1,112,952   $1,052,642   $2,635,550
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                 Georgia         Louisiana       North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                $ 2,886,142      $ 1,829,614       $ 1,648,648        $  4,836,074
   depreciation                                 (8,369,760)      (7,346,768)       (9,794,254)        (14,293,089)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $(5,483,618)     $(5,517,154)      $(8,145,606)       $ (9,457,015)
=================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                           Management Fee
-----------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                            .5500 of 1%
For the next $125 million                                                                             .5375 of 1
For the next $250 million                                                                             .5250 of 1
For the next $500 million                                                                             .5125 of 1
For the next $1 billion                                                                               .5000 of 1
For net assets over $2 billion                                                                        .4750 of 1
=================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                               Georgia      Louisiana     North Carolina     Tennessee
--------------------------------------------------------------------------------------
Sales charges collected        $82,545       $93,335         $130,532        $261,795
Paid to authorized dealers      71,116        78,163          130,532         261,795
======================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               Georgia      Louisiana     North Carolina     Tennessee
--------------------------------------------------------------------------------------
Commission advances           $175,166      $246,409         $244,655        $265,480
======================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                               Georgia     Louisiana      North Carolina     Tennessee
--------------------------------------------------------------------------------------
12b-1 fees retained           $146,414     $209,739          $148,450        $144,925
======================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                               Georgia     Louisiana      North Carolina     Tennessee
--------------------------------------------------------------------------------------
CDSC retained                 $ 63,107     $198,277          $ 63,008        $ 76,348
======================================================================================

7. Composition of Net Assets
At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                Georgia         Louisiana       North Carolina      Tennessee
-------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                               $143,154,538     $121,497,673      $191,186,895      $296,801,954
Undistributed (Over-distribution of) net investment
income                                                            (141,240)         (44,267)            4,838          (161,263)
Accumulated net realized gain (loss) from
investment transactions                                         (1,858,006)      (2,161,268)       (2,599,503)       (3,032,264)
Net unrealized appreciation (depreciation) of investments       (4,314,687)      (4,468,838)       (6,598,744)       (9,060,302)
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $136,840,605     $114,823,300      $181,993,486      $284,548,125
===============================================================================================================================

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
GEORGIA**                              Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000          $11.02       $.52         $(.96)   $(.44)    $(.53)      $(.04)   $(.57)    $10.01         (4.05)%
   1999           11.19        .54          (.17)     .37      (.54)         --     (.54)     11.02          3.34
   1998           10.57        .56           .62     1.18      (.56)         --     (.56)     11.19         11.37
   1997           10.20        .57           .37      .94      (.57)         --     (.57)     10.57          9.39
   1996           10.46        .57          (.25)     .32      (.58)         --     (.58)     10.20          3.05

Class B (2/97)
   2000           11.03        .44          (.96)    (.52)     (.45)       (.04)    (.49)     10.02         (4.79)
   1999           11.20        .46          (.17)     .29      (.46)         --     (.46)     11.03          2.57
   1998           10.57        .48           .63     1.11      (.48)         --     (.48)     11.20         10.66
   1997 (d)       10.66        .14          (.11)     .03      (.12)         --     (.12)     10.57           .31

Class C (1/94)
   2000           11.00        .46          (.96)    (.50)     (.47)       (.04)    (.51)      9.99         (4.61)
   1999           11.17        .48          (.17)     .31      (.48)         --     (.48)     11.00          2.80
   1998           10.55        .50           .62     1.12      (.50)         --     (.50)     11.17         10.79
   1997           10.18        .51           .37      .88      (.51)         --     (.51)     10.55          8.80
   1996           10.44        .51          (.25)     .26      (.52)         --     (.52)     10.18          2.48

Class R (2/97)
   2000           10.99        .53          (.96)    (.43)     (.54)       (.04)    (.58)      9.98         (3.89)
   1999           11.15        .56          (.15)     .41      (.57)         --     (.57)     10.99          3.67
   1998           10.57        .58           .59     1.17      (.59)         --     (.59)     11.15         11.23
   1997 (d)       10.65        .18          (.06)     .12      (.20)         --     (.20)     10.57          1.11
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
GEORGIA**                                       of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000                $104,434        1.06%      4.99%       1.06%      4.99%       1.05%      4.99%          15%
   1999                 128,138         .88       4.68         .74       4.82         .74       4.83           32
   1998                 120,545         .87       4.88         .66       5.09         .66       5.09           25
   1997                 111,518        1.02       5.20         .78       5.44         .78       5.44           39
   1996                 107,862        1.08       5.18         .80       5.46         .80       5.46           59

Class B (2/97)
   2000                  12,470        1.83       4.23        1.82       4.24        1.82       4.24           15
   1999                  11,991        1.63       3.95        1.51       4.08        1.50       4.08           32
   1998                   3,518        1.62       4.08        1.38       4.32        1.38       4.32           25
   1997 (d)                 113        1.63*      4.49*       1.32*      4.80*       1.32*      4.80*          39

Class C (1/94)
   2000                  19,532        1.61       4.44        1.60       4.44        1.60       4.44           15
   1999                  24,358        1.43       4.14        1.30       4.27        1.29       4.28           32
   1998                  18,770        1.42       4.33        1.21       4.54        1.21       4.54           25
   1997                  11,803        1.56       4.63        1.32       4.87        1.32       4.87           39
   1996                   9,433        1.63       4.61        1.34       4.90        1.34       4.90           59

Class R (2/97)
   2000                     405         .88       5.19         .88       5.19         .87       5.20           15
   1999                     364         .68       4.89         .55       5.03         .54       5.03           32
   1998                     245         .67       5.04         .45       5.26         .45       5.26           25
   1997 (d)                  22         .68*      5.41*        .38*      5.71*        .38*      5.71*          39
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
LOUISIANA**                            Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/89)
   2000          $11.38       $.55        $(1.11)   $(.56)    $(.55)      $  --    $(.55)    $10.27         (4.82)%
   1999           11.55        .57          (.13)     .44      (.57)       (.04)    (.61)     11.38          3.73
   1998           11.10        .59           .49     1.08      (.59)       (.04)    (.63)     11.55          9.88
   1997           10.71        .59           .39      .98      (.59)         --     (.59)     11.10          9.37
   1996           10.80        .59          (.08)     .51      (.60)         --     (.60)     10.71          4.77

Class B (2/97)
   2000           11.37        .47         (1.10)    (.63)     (.47)         --     (.47)     10.27         (5.55)
   1999           11.55        .48          (.14)     .34      (.48)       (.04)    (.52)     11.37          2.98
   1998           11.09        .50           .50     1.00      (.50)       (.04)    (.54)     11.55          9.18
   1997 (d)       11.10        .16            --      .16      (.17)         --     (.17)     11.09          1.44

Class C (2/94)
   2000           11.36        .49         (1.10)    (.61)     (.49)         --     (.49)     10.26         (5.36)
   1999           11.54        .50          (.13)     .37      (.51)       (.04)    (.55)     11.36          3.20
   1998           11.09        .52           .50     1.02      (.53)       (.04)    (.57)     11.54          9.32
   1997           10.70        .53           .39      .92      (.53)         --     (.53)     11.09          8.78
   1996           10.80        .53          (.09)     .44      (.54)         --     (.54)     10.70          4.12

Class R (2/97)
   2000           11.38        .57         (1.11)    (.54)     (.57)         --     (.57)     10.27         (4.73)
   1999           11.55        .59          (.13)     .46      (.59)       (.04)    (.63)     11.38          4.03
   1998           11.09        .61           .50     1.11      (.61)       (.04)    (.65)     11.55         10.21
   1997 (d)       11.17        .15          (.08)     .07      (.15)         --     (.15)     11.09           .67
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
LOUISIANA**                                     of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/89)
   2000                 $77,603        1.00%      5.13%        .98%      5.14%        .97%      5.15%          29%
   1999                  99,176         .88       4.76         .75       4.89         .75       4.89           11
   1998                  89,143         .88       5.00         .75       5.13         .75       5.13           15
   1997                  76,030        1.03       5.14         .79       5.38         .79       5.38           25
   1996                  72,005        1.09       5.17         .80       5.46         .80       5.46           26

Class B (2/97)
   2000                  17,194        1.75       4.39        1.74       4.40        1.73       4.41           29
   1999                  18,870        1.63       4.01        1.50       4.15        1.49       4.15           11
   1998                   8,999        1.62       4.21        1.45       4.38        1.45       4.38           15
   1997 (d)                 917        1.65*      4.50*       1.46*      4.69*       1.46*      4.69*          25

Class C (2/94)
   2000                  19,074        1.55       4.59        1.54       4.60        1.53       4.61           29
   1999                  21,352        1.43       4.21        1.30       4.34        1.29       4.34           11
   1998                  13,682        1.42       4.45        1.29       4.58        1.29       4.58           15
   1997                   7,645        1.57       4.59        1.33       4.83        1.33       4.83           25
   1996                   5,658        1.64       4.58        1.35       4.87        1.35       4.87           26

Class R (2/97)
   2000                     953         .75       5.31         .73       5.33         .72       5.34           29
   1999                   2,451         .68       4.97         .55       5.10         .55       5.10           11
   1998                      28         .67       5.17         .52       5.32         .52       5.32           15
   1997 (d)                  --         .08*      5.27*        .04*      5.31*        .04*      5.31*          25
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Louisiana.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
NORTH CAROLINA**                       Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000          $10.38       $.49         $(.89)   $(.40)    $(.49)      $  --    $(.49)    $ 9.49          (3.81)%
   1999           10.62        .51          (.15)     .36      (.51)       (.09)    (.60)     10.38           3.43
   1998           10.28        .53           .34      .87      (.53)         --     (.53)     10.62           8.69
   1997           10.05        .54           .23      .77      (.54)         --     (.54)     10.28           7.79
   1996           10.23        .55          (.18)     .37      (.55)         --     (.55)     10.05           3.67

Class B (2/97)
   2000           10.39        .42          (.88)    (.46)     (.42)         --     (.42)      9.51          (4.44)
   1999           10.62        .44          (.15)     .29      (.43)       (.09)    (.52)     10.39           2.73
   1998           10.28        .45           .35      .80      (.46)         --     (.46)     10.62           7.89
   1997 (d)       10.33        .12          (.06)     .06      (.11)         --     (.11)     10.28            .64

Class C (10/93)
   2000           10.36        .44          (.88)    (.44)     (.44)         --     (.44)      9.48          (4.28)
   1999           10.60        .46          (.16)     .30      (.45)       (.09)    (.54)     10.36           2.85
   1998           10.26        .47           .34      .81      (.47)         --     (.47)     10.60           8.09
   1997           10.03        .48           .23      .71      (.48)         --     (.48)     10.26           7.20
   1996           10.22        .49          (.18)     .31      (.50)         --     (.50)     10.03           3.01

Class R (2/97)
   2000           10.38        .51          (.88)    (.37)     (.51)         --     (.51)      9.50          (3.53)
   1999           10.62        .53          (.15)     .38      (.53)       (.09)    (.62)     10.38           3.61
   1998           10.28        .55           .34      .89      (.55)         --     (.55)     10.62           8.88
   1997 (d)       10.27        .18           .01      .19      (.18)         --     (.18)     10.28           1.92
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
NORTH CAROLINA**                                of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2000                $153,091        1.00%      5.06%       1.00%      5.06%        .99%      5.07%          23%
   1999                 183,370         .87       4.66         .74       4.79         .74       4.80           11
   1998                 186,340         .86       5.06         .86       5.06         .86       5.06           29
   1997                 181,595        1.00       5.24         .93       5.31         .93       5.31           23
   1996                 185,016        1.03       5.19         .90       5.32         .90       5.32           54

Class B (2/97)
   2000                  11,541        1.76       4.31        1.76       4.31        1.75       4.32           23
   1999                  10,609        1.63       3.92        1.44       4.11        1.44       4.11           11
   1998                   3,609        1.61       4.23        1.61       4.23        1.61       4.23           29
   1997 (d)                 271        1.62*      4.60*       1.62*      4.60*       1.62*      4.60*          23

Class C (10/93)
   2000                  16,023        1.55       4.51        1.55       4.51        1.54       4.52           23
   1999                  17,507        1.43       4.12        1.24       4.31        1.24       4.31           11
   1998                   8,291        1.41       4.50        1.41       4.50        1.41       4.50           29
   1997                   7,065        1.54       4.70        1.48       4.76        1.48       4.76           23
   1996                   6,589        1.58       4.64        1.45       4.77        1.45       4.77           54

Class R (2/97)
   2000                   1,338         .81       5.26         .81       5.26         .80       5.27           23
   1999                   1,312         .67       4.86         .53       5.01         .53       5.01           11
   1998                     848         .66       5.24         .66       5.24         .66       5.24           29
   1997 (d)                 405         .66*      5.57*        .66*      5.57*        .66*      5.57*          23
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------
                                             Net
TENNESSEE**                            Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (11/87)
   2000          $11.30       $.54         $(.95)   $(.41)    $(.55)       $ --    $(.55)    $10.34         (3.65)%
   1999           11.46        .55          (.15)     .40      (.56)         --     (.56)     11.30          3.47
   1998           11.06        .58           .40      .98      (.58)         --     (.58)     11.46          9.01
   1997           10.83        .59           .23      .82      (.59)         --     (.59)     11.06          7.71
   1996           11.01        .59          (.18)     .41      (.59)         --     (.59)     10.83          3.78

Class B (2/97)
   2000           11.30        .46          (.94)    (.48)     (.47)         --     (.47)     10.35         (4.29)
   1999           11.46        .47          (.16)     .31      (.47)         --     (.47)     11.30          2.72
   1998           11.06        .49           .40      .89      (.49)         --     (.49)     11.46          8.21
   1997 (d)       11.14        .14          (.09)     .05      (.13)         --     (.13)     11.06           .42

Class C (10/93)
   2000           11.30        .48          (.95)    (.47)     (.49)         --     (.49)     10.34         (4.21)
   1999           11.45        .49          (.15)     .34      (.49)         --     (.49)     11.30          2.97
   1998           11.05        .52           .39      .91      (.51)         --     (.51)     11.45          8.39
   1997           10.82        .53           .23      .76      (.53)         --     (.53)     11.05          7.12
   1996           11.00        .53          (.18)     .35      (.53)         --     (.53)     10.82          3.22

Class R (2/97)
   2000           11.28        .56          (.94)    (.38)     (.57)         --     (.57)     10.33         (3.40)
   1999           11.44        .57          (.15)     .42      (.58)         --     (.58)     11.28          3.68
   1998           11.04        .60           .40     1.00      (.60)         --     (.60)     11.44          9.20
   1997 (d)       11.09        .20          (.05)     .15      (.20)         --     (.20)     11.04          1.40
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
TENNESSEE**                                     of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (11/87)
   2000                $248,148         .99%      5.08%        .99%      5.08%        .98%      5.10%          15%
   1999                 285,935         .84       4.81         .84       4.81         .84       4.81           16
   1998                 278,232         .84       5.09         .82       5.11         .82       5.11           15
   1997                 257,475         .97       5.23         .85       5.35         .85       5.35           23
   1996                 250,886        1.01       5.17         .88       5.30         .88       5.30           38

Class B (2/97)
   2000                  12,527        1.75       4.33        1.75       4.33        1.73       4.35           15
   1999                  12,410        1.59       4.07        1.59       4.08        1.59       4.08           16
   1998                   5,775        1.59       4.30        1.58       4.31        1.58       4.31           15
   1997 (d)                 537        1.60*      4.49*       1.37*      4.72*       1.37*      4.72*          23

Class C (10/93)
   2000                  23,327        1.54       4.53        1.54       4.53        1.52       4.55           15
   1999                  28,134        1.39       4.27        1.39       4.27        1.39       4.27           16
   1998                  20,673        1.39       4.53        1.37       4.55        1.37       4.55           15
   1997                  15,049        1.53       4.67        1.40       4.80        1.40       4.80           23
   1996                  15,483        1.56       4.62        1.43       4.75        1.43       4.75           38

Class R (2/97)
   2000                     547         .81       5.29         .81       5.29         .79       5.31           15
   1999                     529         .64       5.01         .64       5.01         .64       5.01           16
   1998                     534         .64       5.27         .62       5.29         .62       5.29           15
   1997 (d)                 248         .66*      5.55*        .46*      5.75*        .46*      5.75*          23
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants






To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the four portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

Fund Information





Board of Trustees                     Transfer Agent and
Robert P. Bremner                     Shareholder Services
Lawrence H. Brown                     Chase Global Funds Services Company
Anne E. Impellizzeri                  73 Tremont Street
Peter R. Sawers                       Boston, MA 02108
William J. Schneider                  (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                   Legal Counsel
                                      Morgan, Lewis &
Fund Manager                          Bockius LLP
Nuveen Advisory Corp.                 Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                     Independent Public
                                      Accountants
                                      Arthur Andersen LLP
                                      Chicago, IL


Serving
Investors
For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen
Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com